As filed with the Securities and Exchange Commission on April 22, 2025

File No. 333-237747
File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO.   ☐

POST-EFFECTIVE AMENDMENT NO.  13 ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 391     ☒

Protective Variable Annuity

Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor’s Principal Executive Offices)

(205) 268-1000

(Depositor’s Telephone Number, including Area Code)

BRANDON J. CAGE, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2025 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on         pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

Supplement dated May 1, 2025

(for Applications signed (or purchases under the RightTime option) on or after October 7, 2024) to the

Prospectuses dated May 1, 2025, for Protective Investors Benefit Advisory Variable Annuity contracts

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Rate Sheet Prospectus Supplement should be read carefully and retained with the Prospectus dated May 1, 2025, for the Protective Investors Benefit Advisory Variable Annuity. You may obtain a current Prospectus by calling 1-800-456-6330.

This Rate Sheet Prospectus Supplement updates the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement. This Rate Sheet Prospectus Supplement also provides:

●	the current fee for each of the four optional death benefits as described in the "DEATH BENEFIT - Selecting a Death Benefit" section of the Prospectus;

●	the current SecurePay Fee as described in the "PROTECTED LIFETIME INCOME BENEFITS" section of the Prospectus; and

●	the current Maximum Withdrawal Percentage under the SecurePay living benefit rider as described in the "PROTECTED LIFETIME INCOME BENEFITS - Determining the Amount of Your SecurePay Withdrawals" section of the Prospectus.

This Supplement must be used in conjunction with an effective Protective Investors Benefit Advisory Variable Annuity Prospectus.

The Rate Sheet Prospectus Supplement and rates below are effective until superseded by a subsequent Rate Sheet Prospectus Supplement. For applications signed (or purchases under the RightTime option) on or after October 7, 2024, and that we receive in Good Order, we will apply the rates in this supplement up until 10 calendar days after we issue a new Rate Sheet Prospectus Supplement.  We must also receive at least the minimum initial Purchase Payment ($5,000) within 10 calendar days. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless it is filed at least 10 business days before the effective date of the new Rate Sheet Prospectus Supplement. Any new Rate Sheet Prospectus Supplement will be sent to existing Contract Owners and can be obtained as outlined below.

Before submitting your application for a Protective Investors Benefit Advisory Variable Annuity, please obtain a current Rate Sheet Prospectus Supplement. To obtain a current Rate Sheet Prospectus Supplement:

●	Contact your financial advisor

●	Contact us toll-free at 1-800-456-6330

●	Go to www.protective.com/productprospectus or

●	Go to www.sec.gov under File No. 333-237747.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract (1)	0.31%	0.31%
Investment Options (Fund fees and expenses) (2)	0.08%	2.86%
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20% (3)	1.60% (4)

(1) We calculate the Base Contract fee by dividing the total amount we receive from the annual contract maintenance fee, the mortality and expense risk charge and the administration charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2) As a percentage of Fund assets.

(3)  As an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date. This charge is the current charge for the Return of Purchase Payments Death Benefit, the least expensive optional benefit available for an additional charge.

(4)  As an annualized percentage of the Benefit Base on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date following election of the rider. This charge is the current charge for the SecurePay Pro Rider under the RightTime Option, the most expensive optional benefit available for an additional charge.

Because your Contract is customizable, the options and benefits you choose can affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $421	Highest Annual Cost: $5,215
Assumes:	Assumes:
● Investment of $100,000 ● 5% annual appreciation ● Least expensive combination of Fund fees and expenses ● No optional benefits	● Investment of $100,000 ● 5% annual appreciation ● Most expensive combination of optional benefits and Fund fees and expenses

● No additional Purchase Payments, transfers or withdrawals ● No sales charges ● No Advisory Fees	● No additional Purchase Payments, transfers or withdrawals ● No sales charges ● No Advisory Fees

For additional information about annual charges, see “FEE TABLE” and “CHARGES AND DEDUCTIONS” in the Prospectus.

OPTIONAL DEATH BENEFIT FEES

The current fee for each of the four optional death benefits available under your Contract are as follows:

Return of Purchase Payments Death Benefit Fee (as an annualized percentage of the death benefit, beginning on the 1st Monthly Anniversary Date)	0.20%
Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)	0.35%
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)	0.40%
Maximum Daily Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)	0.50%

SECUREPAY FEE

The current SecurePay Fee applicable to your Contract is as follows:

Purchase of SecurePay Pro rider at Contract Purchase (as an annualized percentage of the Benefit Base)	1.50%
Purchase of SecurePay Pro rider under RightTime (as an annualized percentage of the Benefit Base)	1.60%

MAXIMUM WITHDRAWAL PERCENTAGE

The Maximum Withdrawal Percentage under the SecurePay rider applicable to your Contract will not change for the life of your Contract.

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit Base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
60	5.00%	4.50%
61	5.00%	4.50%
62	5.00%	4.50%
63	5.00%	4.50%
64	5.00%	4.50%
65	5.50%	5.00%
66	5.60%	5.10%
67	5.70%	5.20%
68	5.80%	5.30%
69	5.90%	5.40%
70	6.00%	5.50%
71	6.05%	5.55%
72	6.10%	5.60%
73	6.15%	5.65%
74	6.20%	5.70%
75	6.25%	5.75%
76	6.30%	5.80%
77	6.35%	5.85%
78	6.40%	5.90%
79	6.45%	5.95%
80	6.50%	6.00%
81	6.50%	6.00%
82	6.50%	6.00%
83	6.50%	6.00%
84	6.50%	6.00%
85	6.50%	6.00%
86	6.50%	6.00%
87	6.50%	6.00%
88	6.50%	6.00%
89	6.50%	6.00%
90	6.50%	6.00%
91	6.50%	6.00%
92	6.50%	6.00%
93	6.50%	6.00%
94	6.50%	6.00%
95+	6.50%	6.00%

If you have any questions regarding this Rate Sheet Prospectus Supplement, please contact your financial advisor or us toll free at 1-800-456-6330. Please keep this Rate Sheet Prospectus Supplement for future reference.

PROSPECTUS
May 1, 2025
Protective® Investors Benefit Advisory Variable Annuity	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202‑0648 Telephone: 1‑800‑456‑6330 Fax: 205‑268‑6479 www.protective.com
This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the “Contract”). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans. The Contract is a complex investment and involves risks, including potential loss of principal. Withdrawals could result in surrender charges, taxes, and tax penalties. This Contract is only available through Financial Intermediaries that may charge an Advisory Fee for their services. The fee that your Financial Intermediary charges you for the management of the Contract Value (“Advisory Fee”) is covered in a separate agreement between you and the Financial Intermediary, and is in addition to the fees and expenses for the Contract that are described in this Prospectus (although some Financial Intermediaries may choose not to charge you an Advisory Fee). If the Owner elects to pay the Advisory Fee from his or her Contract Value, then this deduction will reduce the death benefits and other guaranteed benefits and may be subject to federal and state income taxes, including a 10% federal additional tax if the Owner is younger than age 59½. Certain Contract features and/or certain investment options offered under the Contract will not be available through all Financial Intermediaries. For further details, please contact us at 1-800-456-6330.
You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account (the “Variable Account”). The value of your Contract that is allocated to the Sub-Account will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. If you purchase the SecurePay Pro rider (the “SecurePay rider”), your options for allocating Purchase Payments and Contract Value will be restricted. (See “PROTECTED LIFETIME INCOME BENEFITS.”) Once the you begin taking withdrawals under the SecurePay rider or beginning two years after the date the SecurePay rider is issued, whichever comes first, you will not be able to make any additional Purchase Payments under the Contract. This restriction on further Purchase Payments may limit: (1) the ability to increase Contract Value; (2) death benefits (such as the Return of Purchase Payments Death Benefit); and (3) the values under the SecurePay rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”) The Funds are described in an appendix to this Prospectus. (See “APPENDIX — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”)
This Prospectus sets forth a description of all material features about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract. Information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at Investor.gov.
Protective Life Insurance Company (“We”, “Us,” “Our,” “Protective Life,” the “Company”) is not a Financial Intermediary. We are not registered as an investment adviser with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your Contract nor are we acting in any capacity on behalf of any Qualified Plan. The information in this Prospectus does not constitute personalized investment advice or financial planning advice.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer or the refund amount may be different. Upon cancellation, you will receive the greater of your Purchase Payments or your Contract Value without any deduction for fees or charges. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Protective Life Insurance Company’s obligations under the Contract are subject to its financial strength and claims-paying ability
Please read this Prospectus carefully. You should keep a copy for future reference.
The Protective Investors Benefit Advisory Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.
PRO.PIBA.05.25

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.
Accumulation Unit A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.
Administrative Office Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).
Advisory Fee Advisory Fees are fees paid to your Financial Intermediary for providing investment advice regarding your Contract and for managing your Contract Value. Advisory Fees may be paid directly by you or, subject to certain restrictions, be paid out of your Contract Value.
Annual Withdrawal Amount or AWA The maximum amount that may be withdrawn from the Contract under the SecurePay rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.
Annuity Date The date as of which the Annuity Value is applied to an Annuity Option.
Annuity Option The payout option under which the Company makes annuity income payments.
Annuity Value The amount we apply to the Annuity Option you have selected. In general, this is equal to the Contract Value minus applicable premium tax.
Assumed Investment Return The assumed annual rate of return used to calculate the amount of the variable income payments.
Benefit Base If you select a SecurePay rider, the Benefit Base is used to determine the amount available to withdraw under the rider.
Benefit Election Date The date you choose to start your SecurePay Withdrawals.
Benefit Period The period between the Benefit Election Date and any event which would cause the rider to terminate.
Code The Internal Revenue Code of 1986, as amended.
Contract  The Protective Investors Benefit Advisory Annuity, a flexible premium, deferred, variable and fixed annuity contract.
Contract Anniversary The same month and day as the Issue Date in each subsequent year of the Contract.
Contract Value  Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.
Contract Year Any period of 12 months commencing with the Issue Date or any Contract Anniversary.
Covered Person The person or persons upon whose lives the benefits of the SecurePay rider, as applicable, are based. There may not be more than two Covered Persons.
DCA Dollar cost averaging.
DCA Accounts A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.
Death Benefit The amount we pay to the beneficiary if an Owner dies before the Annuity Date.
Due Proof of Death Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.
Excess Withdrawals Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under the SecurePay Pro rider.
Financial Intermediary A bank, or an investment adviser registered as such with the SEC or state securities regulatory authorities.
Fixed Account A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.
Fund Any investment portfolio in which a corresponding Sub-Account invests.

Good Order (“good order”) A request or transaction generally is considered in “Good Order” if we receive it in our Administrative Office within the time limits, if any, prescribed in the Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.
Guaranteed Account The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.
Investment Option Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.
Issue Date The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.
Maximum Annuity Date The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner’s or Annuitant’s 95th birthday.
Monthly Anniversary Date The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.
Owner The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.
Prohibited Allocation Instruction An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain the SecurePay rider. If we receive a Prohibited Allocation Instruction, we will terminate your SecurePay rider.
Protected Lifetime Income Benefits The optional SecurePay Pro benefit offered with the Contract.
Purchase Payment The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.
Qualified Contracts Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Qualified Plans Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Rate Sheet Prospectus Supplement A periodic supplement to the Prospectus which sets forth the current fees for the available optional death benefit riders, the current fees for the SecurePay rider, as well as Maximum Withdrawal percentage under the SecurePay rider available when you purchase your Contract. See “PROTECTED LIFETIME INCOME BENEFITS (“THE SECUREPAY PRO RIDER”) — Determining the Amount of Your SecurePay Withdrawals.”
Rider Issue Date The date a Protected Lifetime Income Benefit rider is issued.
RightTime The ability to purchase the Protected Lifetime Income Benefit rider, SecurePay Pro, after your Contract is issued, so long as you satisfy the rider’s issue requirements and the rider is still available for sale.
Sub-Account A separate division of the Variable Account.
Surrender Value The amount you receive if you surrender the Contract, which is equal to the Contract Value surrendered minus any contract maintenance fee and premium tax.
Valuation Date Each day on which the New York Stock Exchange is open for business.

Valuation Period The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.
Variable Account The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.
Written Notice A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term “written notice” in lower case to refer to a notice that we may send to you.

OVERVIEW OF THE VARIABLE ANNUITY CONTRACT
Q: What is this Contract, and what is it designed to do?
A: The Protective Investors Benefit Advisory Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of Investment Options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds, and may not be appropriate for you if you do not have a long-term investment horizon.
If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the death benefits and other guaranteed benefits. If certain requirements are not satisfied, the payment of Advisory Fees from your Contract Value may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½. See “Advisory Fees Paid From Your Contract Value.”
Q: How do I accumulate assets in this Contract and receive income from the Contract?
A: Your Contract has two phases: 1) an accumulation (savings) phase: and 2) a payout (income) phase.
?
1.
Accumulation (Savings) Phase

To help you accumulate assets, you can invest your Purchase Payments in:
?
•
Funds (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

?
•
The Fixed Account option, which offers a guaranteed interest rate during a selected period.

Additional information about the Funds in which you can invest is provided in the back of this Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
?
2.
Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called annuity payments) from the Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options you select. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
Q: What are the primary features and options that this Contract offers?
A: Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay income taxes, including an additional tax if you are younger than age 59½).
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see “Federal Tax Matters”.
Death benefits. Your Contract includes a basic death benefit, the Contract Value Death Benefit, that will pay your beneficiaries the Contract Value as of the date we receive Due Proof of Death, minus applicable fees and charges. You can purchase an optional death benefit for an additional fee. The optional death benefit may increase the amount of money payable to your beneficiaries upon your death.
Optional benefits that occur during your lifetime. For an additional fee, you can purchase a Protected Lifetime Income Benefit rider (the SecurePay Pro rider) to help protect your retirement income from declining markets and/or provide income guarantees to help protect you from outliving your assets, while still maintaining access to your money.
Portfolio rebalancing and dollar cost averaging. At no additional charge, you may select portfolio rebalancing, which automatically rebalances the Sub-Accounts you select to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts. Alternatively, at no additional charge, you may select dollar cost averaging (DCA), which automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you have selected, at set intervals over a specific period of time.

Automatic withdrawals. You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date. There is no charge for the automatic withdrawal program. However, you may have to pay income taxes, including a 10% additional tax if you are younger than age 59½.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	No. The Contract does not include charges for early withdrawal.
Are There Transaction Charges?
Yes. You may be charged $25 per transfer for each transfer after the first 12 transfers in a Contract Year. Currently, we do not assess this charge.
For additional information about transaction charges, see “FEE TABLE - Transaction Expenses” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Are There Ongoing Fees and Expenses (annual charges)?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses in the table do not reflect any Advisory Fees paid from Contract Value or other assets of the Owner and if such charges were reflected, the fees and expenses would be higher.
Annual Fee	Minimum	Maximum
Base contract (1)	0.31%	0.31%
Investment options (Fund fees and expenses) (2)	0.08%	2.86%
Optional benefits available for an additional charge (for a single optional benefit, if elected)	See Rate Sheet Prospectus Supplement (3)	See Rate Sheet Prospectus Supplement (4)

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the annual contract maintenance fee, the mortality and expense risk charge and the administration charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Fund assets.

(3)
As an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date. This charge is the current charge for the Return of Purchase Payments Death Benefit, the least expensive optional benefit available for an additional charge.

(4)
As an annualized percentage of the Benefit Base on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date following election of the rider. This charge is the current charge for the SecurePay Pro Rider under the RightTime Option, the most expensive optional benefit available for an additional charge.

Because your Contract is customizable, the options and benefits you choose can affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract.
Lowest Annual Cost: See Rate Sheet Prospectus Supplement	Highest Annual Cost: See Rate Sheet Prospectus Supplement
Assumes:	Assumes:

•
Investment of  $100,000

•
5% annual appreciation

•
Least expensive combination of Fund fees and expenses

•
No optional benefits

•
No additional Purchase Payments, transfers or withdrawals

•
No sales charge

•
No Advisory Fees

•
Investment of  $100,000

•
5% annual appreciation

•
Most expensive combination of optional benefits and Fund fees and expenses

•
No additional Purchase Payments, transfers, or withdrawals

•
No sales charge

•
No Advisory Fees

Lowest Annual Cost: See Rate Sheet Prospectus Supplement	Highest Annual Cost: See Rate Sheet Prospectus Supplement
For additional information about annual charges, see “FEE TABLE” and “CHARGES AND DEDUCTIONS” in the Prospectus.
RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of principal.
For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, federal and state income taxes may apply.
Withdrawals will reduce your Contract Value and death benefit. If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the death benefits and other guaranteed benefits.
The benefits of tax deferral and living benefit protections also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “CHARGES AND DEDUCTIONS,” ”FEDERAL TAX MATTERS,” “ADVISORY FEES PAID FROM YOUR CONTRACT VALUE,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

What Are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Guaranteed Account) has its own unique risks.
You should review the prospectuses for the available Funds and consult with your financial professional before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Account), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes. Currently, there is no charge when you transfer Contract Value among Investment Options. However, we reserve the right to charge $25 for each transfer after the first 12 transfers in any Contract Year in the future.
We reserve the right to remove or substitute Funds as Investment Options that are available under the Contract. We also reserve the right to restrict the allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of our Fund selection criteria and/or if a Fund has not attracted significant contract owner assets.
For additional information about Investment Options, see “CHARGES AND DEDUCTIONS – Transfer Fee” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS – Selection of Funds – Addition, Deletion or Substitutions of Investments” in the Prospectus.

?
RESTRICTIONS
Are There any Restrictions on Contract Benefits?
Yes. If you select a Protected Lifetime Income Benefit rider:
•
The Investment Options available to you under the Contract will be limited.

•
You may not make additional Purchase Payments two years or more after the Rider Issue Date or on or after the Benefit Election Date, whichever comes first.

•
Withdrawals from Contract Value that exceed the annual withdrawal amount under the rider may significantly reduce or eliminate the rider benefits.

•
We may stop offering an optional benefit rider at any time.

•
If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the death benefits and other guaranteed benefits.
If you purchased an optional death benefit, withdrawals may also reduce the benefit by an amount greater than the value withdrawn.
For additional information about the optional benefits, see "PROTECTED LIFETIME INCOME BENEFITS" and “ADVISORY FEES PAID FROM YOUR CONTRACT VALUE” and “DEATH BENEFIT - Selecting A Death Benefit” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. If you elect to have Advisory Fees paid out of your Contract Value, this deduction may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59 1/2.
For additional information about tax implications, see “FEDERAL TAX MATTERS” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some investment professionals may receive compensation for promoting and selling this Contract to you in the form of marketing allowances, cash, and other compensation. These investment professionals may have a financial incentive to offer or recommend the Contract over another investment.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see “TAXATION OF ANNUITIES IN GENERAL – Exchanges of Annuity Contracts” in the Prospectus.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and charges that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted. These fees and expenses do not reflect any Advisory Fees paid to Financial Intermediaries from Contract Value or other assets of the Owner for the provision of investment advice. If such charges were reflected, costs would be higher.

TRANSACTION EXPENSES
Transfer Fee (1)	$25

(1)
Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See “CHARGES AND DEDUCTIONS, Transfer Fee” in the Prospectus.)

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Fund fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
Administrative Expenses(1)	$35
Base Contract Expenses (as a percentage of average Variable Account value)(2)	0.30%
Optional Benefit Expenses
	Maximum	Current
Return of Purchase Payments Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(3)	1.00%(7)	See Rate Sheet Prospectus Supplement
Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(4)	1.00%	See Rate Sheet Prospectus Supplement
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(5)	1.00%	See Rate Sheet Prospectus Supplement
Maximum Daily Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(6)	1.00%	See Rate Sheet Prospectus Supplement

Protected Lifetime Income Benefits
SecurePay Rider Fee(8) (as an annualized percentage of the Benefit Base(9) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay Pro rider at Contract Purchase	2.00%	See Rate Sheet Prospectus Supplement
Purchase of SecurePay Pro rider under RightTime	2.20%	See Rate Sheet Prospectus Supplement

(1)
Includes the annual contract maintenance fee. We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See “CHARGES AND DEDUCTIONS, Contract Maintenance Fee” in the Prospectus.)

(2)
Base Contract Expenses include a mortality and expense risk charge equal on an annual basis to 0.20% of the average daily net assets of the Variable Account attributable to your Contract and an administration charge equal on an annual basis to 0.10% of average daily net assets of the Variable Account attributable to your Contract.

(3)
The Return of Purchase Payments Death Benefit is equal to the greatest of  (i) your Contract Value, or (ii) your Purchase Payments less an adjustment for withdrawals. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fees” sections in the Prospectus.

(4)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner’s 83rd birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fees” sections in the Prospectus.

(5)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest quarterly value of the Contract before the Owner’s 83rd birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fees” sections in the Prospectus.

(6)
The Maximum Daily Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the maximum death benefit daily value of the Contract before the Owner’s 83rd birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fees” sections in the Prospectus.

(7)
For Contracts issued before October 7, 2024, the maximum charge for the Return of Purchase Payments Death Benefit Fee was 0.20%.

(8)
We will give you at least 30 days’ written notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base. See “THE SECUREPAY RIDER” in the Prospectus.

(9)
The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. If the rider is purchased at issue, your initial Benefit Base is equal to your initial purchase payments. If the rider is added through RightTime, your initial Benefit Base is equal to your Contract Value on the Rider Issue Date. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see “THE SECUREPAY RIDER” in the Prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, can be found in an Appendix to this Prospectus. (See “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”)

ANNUAL FUND EXPENSES
	Minimum	Maximum
Annual Fund Expenses before any waivers or expense reimbursements (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.08%	2.86%
Annual Fund Expenses after any waivers or expense reimbursements (1)	0.08%	2.675%

(1)
The “Annual Fund Expenses after any waivers or expense reimbursements” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Funds after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

Example
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including transaction expenses, the Administrative Expenses, Base Contract Expenses, and any optional rider charges, and Annual Fund Expenses.
The examples assume that you invest $100,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Fund Expenses. The examples do not reflect any Advisory Fees paid to Financial Intermediaries from Contract Value or other assets of the Owner, and if such fees were reflected, costs would be higher.
•
The first example assumes that you purchased the SecurePay rider with RightTime at the maximum rider fees.

•
The second example assumes that you have not purchased the SecurePay rider.

•
The examples also assume that the Maximum Daily Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees.

•
The examples do not reflect premium taxes, which may range up to 3.5% depending on the jurisdiction.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1.
If you purchased the SecurePay rider under RightTime:

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:
a.
reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$5,322	$15,926	$26,472	$52,576
Minimum Fund Expense	$2,640	$8,100	$13,812	$29,269

b.
reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$4,720	$14,185	$23,683	$47,571
Minimum Fund Expense	$2,030	$6,267	$10,751	$23,145

2.
If you have not purchased the SecurePay rider:

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Fund Expense	$3,131	$9,562	$16,224	$33,946
Minimum Fund Expense	$421	$1,317	$2,290	$5,110
Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

(1)
You may not choose an Annuity Date that is less than 1 year after the Issue Date. For more information, see “ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date” section in the Prospectus. Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Date.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you.  Please discuss your insurance needs and financial objectives with your financial professional.
Investment Risk. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen. The Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on the death benefits and the Annuity Options under the Contract as well as the Benefit Base if you select a Protected Lifetime Income Benefit rider under the RightTime option and your ability to increase the Benefit Base if you select a Protected Lifetime Income Benefit rider either at Contract Issue or later under the RightTime option. The investment risks are described in the prospectuses for the Funds.
Tax Consequences. Generally all earnings are tax-deferred until withdrawn or until annuity income payments begin. If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferred benefit. Distributions (which include surrenders, withdrawals, or payment of death benefits) from non-Qualified Contracts will generally result in taxable income if Contract Value has increased. Distributions from Qualified Contracts will generally result in taxable income even if Contract Value has not increased. All amounts includable in income with respect to the Contract are taxed at ordinary income tax rates. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. See “Federal Tax Matters.” Generally, we will not treat the Advisory Fee paid from your Contract Value as a taxable withdrawal if certain conditions are met. For more information, see “Federal Tax Matters” and “Advisory Fees Paid From Your Contract Value.”
Advisory Fee Risk. The deduction of the Advisory Fee will reduce your Contract Value, but will not be treated as a withdrawal and will not reduce the value of your Benefit Base or adjusted aggregate Purchase Payments for the Return of Purchase Payments Death Benefit. However, because such deduction will reduce the Contract Value, the death benefits under the Contract may also be reduced, perhaps significantly. Ongoing deductions will also not count as withdrawals under the SecurePay rider, however, they will reduce the Contract Value and therefore may limit the potential for increasing the rider’s Annual Withdrawal Amount and Benefit Base through higher Contract Values on Contract Anniversaries. If you elect to have the Advisory Fee paid out of your Contract Value, this deduction may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½.
Protected Lifetime Income Benefit Risk. If you select the SecurePay Pro rider, you must allocate your Purchase Payments and Contract Value in accordance with certain guidelines and restrictions, which will limit or restrict the Investment Options available to you under the Contract. If you fail to allocate your Purchase Payments and Contract Value in accordance with the guidelines and restrictions, the optional benefit rider will terminate. If the optional benefit terminates and you have not made any additional Purchase Payments after termination of the rider, within 30 days you may instruct us to reinstate the rider subject to certain conditions we require. You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. If you purchase the SecurePay Pro rider and your withdrawals from Contract Value exceed the annual withdrawal amount under the rider, your rider benefits may be significantly reduced or eliminated. If you elect to pay Advisory Fees from your Contract Value, this deduction will reduce the death benefits and other guaranteed benefits. See “Payment of Advisory Fees.” We may stop offering an optional benefit rider at any time. For additional information about the optional benefits, see “PROTECTED LIFETIME INCOME BENEFIT” in the Prospectus.
Purchase Payment Risk. We reserve the right to refuse any Purchase Payments and to further limit your ability to make subsequent Purchase Payments. If we exercise our right to suspend, reject, and/or place limitations on the acceptance of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments and therefore may limit increases in the death benefits and values of the Protected Lifetime Income Benefit rider. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. The Company restricts Purchase Payments in connection with the SecurePay rider. We will also not accept Purchase Payments on or after the earlier of the oldest Owner’s and Annuitant’s 86th birthday or within 3 years of the Annuity Date. For additional information about Purchase Payments, see “PURCHASE PAYMENTS” in the Prospectus.
Company Risk. An investment in the Contract is subject to the risks related to Protective Life. Any obligations (including under the Guaranteed Account, death benefits, and any Protected Lifetime Income Benefits), guarantees, or benefits are subject to the claims-paying ability of Protective Life. More information about Protective Life, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus.
Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value or the Funds’ ability to calculate share values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners and orders with the Funds, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
Protective Life Insurance Company
The Contracts are issued by Protective Life. Protective Life is a Nebraska corporation that was founded in 1907. Following its receipt of an Order Approving Redomestication on December 20, 2024, Protective Life redomesticated from Tennessee to Nebraska, and became an insurance company domiciled in the State of Nebraska as of December 31, 2024. Protective Life’s address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi’s stock is traded on the Tokyo Stock Exchange. For more information about us, go to www.protective.com.
Protective Variable Annuity Separate Account
The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and meets the definition of a separate account under federal securities laws.
Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

Administration
Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.
The Funds
Information regarding each Fund is included in an Appendix to this Prospectus. (See “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”) The Appendix includes the following information about each Fund:
•
Fund name;

•
Type of Fund;

•
Investment adviser and any sub-adviser;

•
Current expenses; and

•
Performance.

Each Fund has issued a prospectus. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more detailed information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.protective.com/eprospectus. You can also request this information at no cost by calling 800-456-6330 or sending an email request to prospectus@protective.com.
If you select the SecurePay Pro rider your options for allocating Purchase Payments and Contract Value will be restricted, to limit the risk that we will be required to make lifetime payments from our general account. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”)
Shares of the Funds are offered only to:
1.
the Variable Account;

2.
other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

3.
separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

4.
certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.
Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.
There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current statement of additional information for each of the Funds. You may obtain a prospectus or a statement of additional information for any of the Funds by contacting Protective Life or by asking your financial advisor. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.
Selection of Funds
We select the Funds offered through the Contracts based on several criteria, including but not limited to the following:
•
the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure;

•
brand recognition;

•
performance;

•
options that offer a full complement and coverage of the Morningstar investment style box;

•
the capability and qualification of each investment firm; and

•
whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.
Asset Allocation Model Portfolios.   Several asset allocation models (“Model Portfolios”) are available at no additional charge as Investment Options under your Contract.
Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.
Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC (“Milliman”), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.
The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the firms who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. (“IDI”). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.
The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not reallocate your Contract Value or change the allocations of your future Purchase Payments in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing. If you have elected the SecurePay rider, your new allocation instructions must meet the current Allocation Guidelines and Restrictions for the living benefit, and we will rebalance your Contract Value at the time we receive your new allocation.

The following is a brief description of the Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.
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Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income, large-cap value and mortgages.

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Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap value, international equity and large-cap growth.

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Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap value, and large-cap growth.

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Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in international equity, large-cap value, large-cap growth and mid-cap stocks.

From time to time other asset allocation model portfolios composed of underlying Sub-Accounts may be made available as Investment Options under your Contract. In addition to the Model Portfolios discussed above, asset allocation model portfolios developed by Portfolio Companies (“Portfolio Company Models”) may be made available. These Portfolio Company Models are made up of Funds offered by one Portfolio Company. For more information on Portfolio Company Models and their availability, contact your financial adviser.
Other Information about the Funds
Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.
Certain Payments We Receive with Regard to the Funds
We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for the services provided and expenses incurred by us (and our affiliates) in promoting, marketing and administering the Contracts, and in our role as intermediary to, the Funds. We (and our affiliates) may profit from these payments.
12b-1 Fees.   We receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we anticipate we will receive from the Funds on an annual basis:
Incoming 12b-1 Fees
Fund	Maximum 12b-1 fee
Paid to us:
AB Variable Products Series Fund, Inc.	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
American Funds Insurance Series	0.25%
BlackRock Variable Series Funds, Inc.	0.25%
Clayton Street Trust	0.25%
Columbia Funds Variable Insurance Trust	0.25%
Fidelity Variable Insurance Products	0.25%
First Trust	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
PIMCO Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
T. Rowe Price Equity Series, Inc.	0.25%
Payments From Advisers and/or Distributors.   As of the date of this Prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than the 12b-1 fees. These payments are not paid out of Fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.00% to 0.50% of Fund assets attributable to our variable insurance contracts.
Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.
For details about the compensation payments we make in connection with the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACTS.”
Addition, Deletion or Substitution of Investments
Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life’s judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract’s interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this Prospectus or a supplement to the Prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.
Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine.
If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.
DESCRIPTION OF THE CONTRACT
The following sections describe the Contracts currently being offered.
The Contract
The Protective® Investors Benefit Advisory Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.
Use of the Contract in Qualified Plans
You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.
Parties to the Contract
Owner
The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of all Owners via the internet and only to transfer Contract Value among and/or between Sub-Accounts. Protective Life will only issue a Contract prior to each Owner’s 86th birthday (78th birthday if the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, or Maximum Daily Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.
The Owner of this Contract may be changed by Written Notice provided:
1.
each new Owner’s 86th birthday (78th birthday if the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, or Maximum Daily Value Death Benefit is selected) is after the Issue Date; and

2.
each new Owner’s 95th birthday is on or after the Annuity Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See “TAXATION OF ANNUITIES IN GENERAL.”) If you select the SecurePay rider, changing and/or adding Owners may result in termination of the rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Beneficiary
The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.
Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.
Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner’s death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner’s death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.
Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay rider, changing and/or adding Beneficiaries may result in termination of the rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Annuitant
The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant’s 86th birthday (78th birthday if the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, or Maximum Daily Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.
The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant’s 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select the SecurePay rider, changing the Annuitant will result in termination of the rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Payee
The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.
Issuance of a Contract
To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.
If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.
Purchase Payments
We will only accept Purchase Payments before the earlier of the oldest Owner’s and Annuitant’s 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you attempt to make a Purchase Payment within 3 years of the Annuity Date, we will reject the Purchase Payment, we will attempt to contact you or your financial adviser, and we will give you the option of changing your Annuity Date to a date three years or more after the Purchase Payment. If you elect to change your Annuity Date, we will allocate your Purchase Payment among the Investment Options based on your allocation instructions. If we are unable to contact you or your financial adviser, we will reject your Purchase Payment. The minimum initial Purchase Payment is $5,000. The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment. Also see QUALIFIED RETIREMENT PLANS for Contract types that may restrict or limit additional Purchase Payments.

If you select the SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever is first. (See “THE SECUREPAY RIDER.”)
Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.
The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.
We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contracts or riders under the Contracts. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contracts. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect unless otherwise required to do so earlier by law or order of a government authority with appropriate jurisdiction.
If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments and therefore may limit increases in the death benefit provided by the Contract or optional death benefit riders and the values of the SecurePay Rider. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. (See “QUALIFIED RETIREMENT PLANS.”). The Company restricts Purchase Payments in connection with the SecurePay Rider. (See “THE SECUREPAY RIDER.”) Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.
Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See “Surrenders and Withdrawals”.) If you purchase the SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. Upon receipt of Due Proof of Death of the Owner, the Company will terminate deductions under the automatic purchase payment plan.
We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.
Right to Cancel
You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment. For more information regarding state variations, see Appendix: Variations of Right to Cancel Deadlines After Receipt of Contract By Owner, by State.
For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase

Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.
See Appendix: Variations of Right to Cancel Deadlines After Receipt of Contract by Owner, by State for more information about the right to cancel in your state.
Allocation of Purchase Payments
Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.
Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.
If you select the SecurePay rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”)
Variable Account Value
Sub-Account Value
A Contract’s Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.
The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.
Determination of Accumulation Units
Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.
Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:
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surrenders;

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withdrawals;

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automatic withdrawals;

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transfer from a Sub-Account and any applicable transfer fee;

•
payment of a death benefit claim;

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application of the Contract Value to an Annuity Option;

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deduction of Advisory Fees; and

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deduction of the monthly death benefit fee, the monthly SecurePay Fee and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. The deduction of the advisory fee, the monthly death benefit fee, the monthly SecurePay Fee and the annual contract maintenance fee results in the cancellation of Accumulation Units without notice or instruction. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.
Determination of Accumulation Unit Value
The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.
Net Investment Factor
The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:
1.
is the result of:

a.
the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.
the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period.

2.
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

3.
is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers
Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period. Accordingly, transfer requests received in “good order” at our Administrative Office before the end of a Valuation Period are processed at the price determined as of the end of the Valuation Period on the day the requests are received; transfer requests received at our Administrative Office after the end of a Valuation Period are processed at the price determined as of the end of the next Valuation Period. A transfer request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See “SUSPENSION OR DELAY IN PAYMENTS.”) There are limitations on transfers, which are described below.
After the Annuity Date, when variable income payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.
If you select the SecurePay rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)
In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death at our Administrative Office.

A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus.
Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”
How to Request Transfers
Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.
Reliability of Communications Systems
The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers’, your registered representative’s, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us.
Limitations on Transfers
We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.
Minimum amounts.   You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.
Number of transfers.   Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 for each Contract in each Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 for each Contract during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. See “CHARGES AND DEDUCTIONS, Transfer Fee.”
Limitations on transfers involving the Guaranteed Account.   No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of  (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.
Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.
When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other

Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:
•
Increased brokerage, trading and transaction costs;

•
Disruption of planned investment strategies;

•
Forced and unplanned liquidation and portfolio turnover;

•
Lost opportunity costs; and

•
Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.
We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.
When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.
Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.
Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
Dollar Cost Averaging
Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the “dollar-cost averaging” (“DCA”) method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.
DCA transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner’s current dollar cost averaging instructions.
There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.
In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.
If you select the SecurePay Pro rider, you may allocate your Purchase Payments to a DCA Account. Your dollar-cost averaging transfers from the DCA Account must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select the SecurePay Pro rider. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”)
Transfers from the DCA Accounts.   If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated. Currently, you may establish monthly transfers of equal amounts of Contract Value from DCA Account 1 monthly for a minimum of three to a maximum of six months and from the DCA Account 2 for a minimum of seven to a maximum of twelve months.
At times, the Company may credit a higher annual rate of interest to the balance held in DCA Account 2 than the balance held in DCA Account 1. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.
The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.
We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.
Transfers from the Fixed Account.    You may also establish dollar-cost averaging transfers from the Fixed Account. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months; there is no maximum transfer period. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.
Portfolio Rebalancing
Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts (“portfolio rebalancing”). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.
You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. See “DEATH BENEFIT — Payment of the Death Benefit.”
There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.
Surrenders and Withdrawals
At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under the SecurePay rider), and a 10% federal additional tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59½. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”) Surrenders and withdrawals will reduce your death benefit and certain other benefits under your Contract. A surrender value may be available under certain Annuity Options. (See “Annuitization.”) In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in “good order” at our Administrative Office. (See “Suspension or Delay in Payments.”) A surrender or withdrawal request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.
Surrenders
At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of  $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.
Withdrawals
At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. We will treat a request for withdrawal that reduces your Contract Value below $5,000 or a request for withdrawal while your Contract Value is below $5,000, as a request to surrender your Contract. If you make such a request, we will first attempt to contact you to confirm your instruction to surrender the Contract before we process the request and pay you the surrender value in a lump sum. If we are unable to contact you within five days of our receipt of your request in Good Order, we will process your request as a request for surrender. We will, however, process deductions from your Contract Value to pay Advisory Fees pursuant to a valid Advisory Fee Authorization, even if they reduce your Contract Value below $5,000 or are deducted while your Contract Value is below $5,000. We do not treat such deductions to pay Advisory Fees as a request to surrender the Contract.
You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of  $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.
Withdrawals will reduce your Contract Value and Death Benefit payable, and may reduce the value of the SecurePay rider.
Signature Guarantees
Signature guarantees are required for withdrawals or surrenders of  $50,000 or more.
Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.
An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.
A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.
Surrender Value
The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in “good order” at our Administrative Office. A surrender or withdrawal request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.
If you request a withdrawal, the amount you will receive depends on whether you request a “gross” withdrawal or a “net” withdrawal. If you request a “net” withdrawal, you will receive the exact amount you requested although any applicable premium taxes will be withdrawn from the Contract Value in excess of your requested net withdrawal amount. If you request a “gross” withdrawal, you will receive an amount equal to the Contract Value withdrawn minus any applicable premium tax.
Cancellation of Accumulation Units
Surrenders and withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.
Surrender and Withdrawal Restrictions
The Owner’s right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.
In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. For details about the restrictions under your Qualified Plan, please contact your plan administrator.
Automatic Withdrawals
Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. To participate in the plan you must have:
1.
made an initial Purchase Payment of at least $5,000; or

2.
a Contract Value as of the previous Contract Anniversary of at least $5,000.

The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See “Purchase Payments.”) There may be federal and state income tax consequences to automatic withdrawals from the

Contract, including the possible imposition of a 10% federal additional tax if the withdrawal occurs before the Owner reaches age 59½. You should consult your tax adviser before participating in any withdrawal program. (See “Taxation of Withdrawals and Surrenders.”)
When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.
If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.
There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select the SecurePay rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date.
Note: If you purchase the SecurePay rider, however, you should consider whether to elect an automatic withdrawal plan, keeping in mind that any withdrawals taken before the Benefit Election Date will proportionately reduce the rider’s Benefit Base, which is used to determine the amount of the SecurePay withdrawals available to you, in the same proportion that each withdrawal reduces the Contract Value on the date of the withdrawal. Automatic withdrawals will ultimately reduce the value of the SecurePay withdrawals available to you. See “PROTECTED LIFETIME INCOME BENEFITS (‘THE SECUREPAY PRO RIDER’) — Calculating the Benefit Base before the Benefit Election Date.”
Payment of Advisory Fees
You purchased this Contract through a Financial Intermediary that manages your Contract Value for a fee (“Advisory Fee”). The Advisory Fee for this service is covered in a separate agreement between you and the Financial Intermediary, and is in addition to the fees and expenses described in this Prospectus. Subject to certain restrictions, you may elect to have the Advisory Fee paid out of your Contract Value. In order to do so, you will need to fill out an instruction or form authorizing these payments (an “Advisory Fee Authorization”).
Generally, we will not treat the Advisory Fee paid from your Contract Value as a taxable withdrawal if certain conditions are met. In that regard, the IRS has issued multiple private letter rulings (PLRs) concluding that similar advisory fees paid from qualified annuity contracts (such as IRAs) do not result in taxable distributions from such contracts. More recently, the IRS issued numerous PLRs reaching the same conclusion with respect to similar advisory fees paid from non-qualified annuity contracts. Protective Life obtained one of those recent PLRs regarding non-qualified annuities. However, PLRs generally can be relied upon only by the taxpayers who obtained them. For example, you cannot rely on the PLR issued to Protective Life. In any event, Protective Life will follow the conclusions reached in the PLR it received, provided that the requirements of that PLR are met. The requirements of the PLR include the following:
•
You and your investment adviser must provide a written Advisory Fee Authorization form (which we will provide to you) that sets forth the amount of the Advisory Fees and the frequency with which the Advisory Fees should be deducted from your Contract Value and paid to your adviser.

•
The Advisory Fee may not exceed an amount equal to an annual rate of 1.5% of the Contract’s Contract Value and the Advisory Fee may be used to compensate your adviser only for investment advice provided to you with respect to the Contract and not for any other services.

•
During any period for which the Advisory Fee Authorization is in effect, the Advisory Fees that are subject to such authorization must be paid solely out of the Contract Value and you, as the Owner, may not pay such Advisory Fees directly to the adviser.

•
The Advisory Fee Authorization must be irrevocable with respect to Advisory Fees paid and to Advisory Fees accrued but not yet paid.

Because the only IRS guidance addressing the treatment of Advisory Fees paid from your Contract are PLRs rather than more precedential guidance, the federal income tax treatment of Advisory Fees paid from your Contract Value remains somewhat uncertain. Regardless of how Protective Life treats the payment of such Advisory Fees for tax reporting purposes, federal and/or state taxing authorities could determine that the Advisory Fees should be treated as taxable withdrawals from your Contract, in which case the amount of the Advisory Fees deducted from your Contract Value could be included in your gross income for state and federal income tax purposes and a 10% additional tax could apply if the Advisory Fees were deducted from your Contract Value before you attained age 59½. You should consult a tax adviser regarding the tax treatment of Advisory Fees paid from your Contract Value and consider whether paying such Advisory Fees from another source might be more appropriate for you. (See “FEDERAL TAX MATTERS” and “ADVISORY FEES PAID FROM YOUR CONTRACT VALUE.”)
The deduction of the Advisory Fee will reduce your Contract Value, but will not be treated as a withdrawal and will not reduce the value of your Benefit Base or adjusted aggregate Purchase Payments for the Return of Purchase Payments Death Benefit. However, because such deduction will reduce the Contract Value, the death benefits under the Contract may also be reduced, perhaps significantly. Ongoing deductions will also not count as withdrawals under the SecurePay rider, however, they will reduce the Contract Value and therefore may limit the potential for increasing the rider’s Annual Withdrawal Amount and Benefit Base through higher Contract Values on Contract Anniversaries.
Maximum Permitted Advisory Fee Paid from Contract Value.   If you elect to have the Advisory Fee paid out of your Contract Value, we will deduct the amount of the Fee pro-rata from the Investment Options (i.e., in the same proportion that each Investment Option has to Contract Value). The maximum Advisory Fee permitted to be deducted from your Contract Value is 1.5%. If you have selected the SecurePay rider (at issue or under RightTime) or the Return of Purchase Payments Death Benefit the maximum Advisory Fee permitted to be deducted from your Contract Value is 1.0%.
If you elect to have the Advisory Fee paid out of your Contract Value, the Advisory Fee will be calculated as a percentage of Contract Value and may be deducted on a monthly, quarterly, or annual basis. Both the Advisory Fee rate and frequency of deduction are based upon the agreement between you and your Financial Intermediary. The Advisory Fee will be calculated based upon the Contract Value as of the last day of the end of the previous period. If the Advisory Fee is deducted on a period shorter than annual, the annual rate will be applied to the Contract Value and prorated for the number of days in the period. The Advisory Fee may be charged in advance or arrears.
Once you submit the Advisory Fee Authorization to us to pay your Advisory Fee from your Contract Value, we will continue to make such payments unless you or your Financial Intermediary instruct us to terminate such payment. Owners or their Financial Intermediaries may instruct us to terminate this Advisory Fee Authorization by Written Notice at any time. The Advisory Fee Authorization may also be terminated by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). For non-written instructions regarding termination of your Advisory Fee Authorization we receive via telephone, facsimile or the internet, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason. For any changes to the Advisory Fee, you must submit a new Advisory Fee Authorization.
We will verify that the amount of the Advisory Fee deducted from your Contract is the amount called for in your Advisory Fee Authorization. We will send you a confirmation of the amount deducted, and you should review to verify that the Advisory Fee amount is accurate.
Please note that we have not made any independent assessment of the qualifications of your Financial Intermediary or its financial advisers to provide investment advisory services, nor do we endorse any Financial Intermediaries or their financial advisers or make any representations as to those qualifications.
THE GUARANTEED ACCOUNT
The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), and neither these accounts nor the Company’s general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company’s general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.
The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The guaranteed minimum interest for each account in the Guaranteed Account is 1%. However, the guaranteed minimum interest is reset annually on May 1st of every year for new Contracts we issue on or after May 1st. If you previously submitted an application but your Contract has not been issued by May 1st, then the guaranteed minimum interest may not be what is disclosed here. The current interest rate for each account in the Guaranteed Account under your Contract is available to you through your myprotective.com account or by calling toll-free 1-800-456-6330.
Our General Account
The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.
The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.
We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.
Our audited statutory financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.
The Fixed Account
You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See “Transfers.”)
The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.
If you elect the SecurePay rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)
The DCA Accounts
DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See “Transfers, Dollar Cost Averaging.”) We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.
The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.
Guaranteed Account Value
Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:
1.
Purchase Payments allocated to the Guaranteed Account; plus

2.
amounts transferred into the Guaranteed Account; plus

3.
interest credited to the Guaranteed Account; minus

4.
amounts transferred out of the Guaranteed Account including any transfer fee; minus

5.
the amount of any surrenders removed from the Guaranteed Account, including any premium tax; minus

6.
fees deducted from the Guaranteed Account, including the contract maintenance fee, fees for any optional benefit you have purchased and the Advisory Fee, if you have instructed us to deduct the Advisory Fee from the Contract.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a “first-in, first-out” (FIFO) basis.
DEATH BENEFIT
If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.
We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner’s death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise. In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.”
The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.
Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.
Payment of the Death Benefit
The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.
If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire Contract Value must be distributed under one of the following options:
a.
the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner’s death, and subject to certain further limits in the case of a Qualified Contract; or,

b.
the entire Contract Value must be distributed (i) within 5 years of the Owner’s death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner’s death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect the first option above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.”
If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary’s portion of the claim is established as of date we receive that Beneficiary’s claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner’s allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary’s portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject to the investment performance of the underlying Funds, and may increase or decrease in value.
Automatic Transfers Upon the Death of an Owner.   Regardless of whether your Contract is Qualified or non-Qualified, in the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the dollar cost averaging and portfolio rebalancing programs by sending us new instructions, subject to the requirements governing those programs described in this Prospectus. Any eligible Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 or 10 years following the Owner’s death (as applicable under federal tax rules) may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See, “DEATH BENEFIT-Payment of the Death Benefit.”
Continuation of the Contract by a Surviving Spouse
In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner’s spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:
a.
the surviving spouse’s age on the Contract Issue Date would not have prevented her or his purchase of the Contract on that date;

b.
the surviving spouse’s age on either the Contract Issue Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and

c.
the Maximum Annuity Date on the requested continuation date is on or after the Annuity Date in effect on the deceased spouse’s date of death, unless we agree otherwise.

The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received Due Proof of Death. The death benefit is not terminated by a surviving spouse’s continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse’s death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (a) or (b) described above under “Payment of the Death Benefit.”
A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.
The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as spouses for federal tax law purposes. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.
Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Protected Lifetime Income Benefit rider. If state law affords legal recognition to domestic partnerships or civil unions, the rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the rider. However, as described above, for federal tax law purposes such individuals are not treated as “spouses.” In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as spouses for federal tax law purposes. As a result, if a beneficiary of a deceased owner and the owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the rider’s benefit while the surviving Beneficiary is still alive.
In addition, if the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.
An individual who is a party to a civil union or a domestic partnership should not purchase a Protected Lifetime Income Benefit rider before consulting legal and financial advisers and carefully evaluating whether the Protected Lifetime Income Benefit rider is suitable for his or her needs.
Selecting a Death Benefit
This Contract offers a standard death benefit, the Contract Value Death Benefit and four optional death benefits, the Return of Purchase Payments Death Benefit, the Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit, and the Maximum Daily Value Death Benefit. The following table summarizes information about the death benefits available under the Contract.
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Contract Value Death Benefit	Equal to the Contract Value as of the date we receive Due Proof of Death	Standard	No charge	• If Advisory Fees are paid from Contract Value, the ongoing deductions will reduce the Contract Value and therefore the Death Benefit.

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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Return of Purchase Payments Death Benefit
Equal to the greatest of:
1.
the Contract Value, or

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment for each withdrawal is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value.)

		Optional	1.00% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date) (1)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
If Advisory Fees are paid from Contract Value, the ongoing deductions will reduce the Contract Value and therefore the Death Benefit.

•
Withdrawals can reduce the Death Benefit by more than the amount withdrawn.

•
It is possible that this Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee.

Maximum Anniversary Value Death Benefit
Equal to the greatest of:
1.
the Contract Value,

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value), or

3.
the greatest anniversary value attained prior to the older Owner’s 83rd birthday.

		Optional	1.00% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
Cannot be elected if the oldest Owner is 78 or older.

•
If Advisory Fees are paid from Contract Value, the ongoing deductions will reduce the Contract Value and therefore the Death Benefit.

•
Withdrawals can reduce the Death Benefit by more than the amount withdrawn.

•
It is possible that this Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee.

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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Quarterly Value Death Benefit
Equal to the greatest of:
1.
the Contract Value,

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value), or

3.
the greatest Quarterly Anniversary value attained prior to the older Owner’s 83rd birthday.

		Optional	1.00% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
Cannot be elected if the oldest Owner is 78 or older.

•
If Advisory Fees are paid from Contract Value, the ongoing deductions will reduce the Contract Value and therefore the Death Benefit.

•
Withdrawals can reduce the Death Benefit by more than the amount withdrawn.

•
It is possible that this Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee.

Maximum Daily Value Death Benefit
Equal to the greatest of:
1.
the Contract Value,

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment reduces the Maximum Daily Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value), or

3.
The greatest Daily Value attained prior to the older Owner’s 83rd birthday.

		Optional	1.00% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
Cannot be elected if the oldest Owner is 78 or older.

•
If Advisory Fees are paid from Contract Value, the ongoing deductions will reduce the Contract Value and therefore the Death Benefit.

•
Withdrawals can reduce the Death Benefit by more than the amount withdrawn.

•
It is possible that this Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee.

(1)
For Contracts issued before October 7, 2024, the maximum fee for the Return of Purchase Payments Death Benefit is 0.20%.

You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued.
The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the optional Return of Purchase Payments Death Benefit, the Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit, or the Maximum Daily Value Death Benefit for an additional fee, but with respect to the Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit, and the Maximum Daily Value Death Benefit, only if the oldest Owner is younger than 78 on the Issue Date of the Contract.
You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the death benefits offered with the Contract, and if you select the Return of Purchase Payments

Death Benefit, the Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit, or the Maximum Daily Value Death Benefit the relative costs, benefits and risks of the fee options in your particular situation.
Contract Value Death Benefit
The Contract Value Death Benefit will equal the Contract Value as of the date we receive Due Proof of Death. Note that the Contract Value is reduced by fees and charges. If an Owner chooses to pay Advisory Fees from his or her Contract Value, then these ongoing deductions will reduce the Contract Value and therefore the death benefit amount.
For example, assume that your starting Contract Value is $100,000 and that your agreement with your financial adviser includes an Advisory Fee of 1.50% annual rate taken at the beginning of each quarter. Assuming a growth rate of 5% annually (net of all other fees and charges), if you choose to take Advisory Fees from the Contract, by the end of one year you will pay $1,519.19 to your adviser and your Contract Value will be $103,443.84. Had you chosen not to take Advisory Fees from your Contract, your Contract Value at the end of the year, and therefore your Contract Value Death Benefit at that time, would have been $105,000, a difference of  $1,556.16. Over ten years, assuming a constant net growth rate of 5%, the Contract Value death benefit would be lower by $22,728.73 due to the payment of the Advisory Fee. You should discuss with your adviser whether it is in your best interest to take Advisory Fees from your Contract or pay them from another source.
Optional Return of Purchase Payments Death Benefit
The Return of Purchase Payments Death Benefit will equal the greater of  (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal ; provided, however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value. Deduction of the fee(s) for any optional benefit purchased and deduction of the Advisory Fee (if elected) are not treated as withdrawals for purposes of adjusting the Return of Purchase Payments Death Benefit. If an Owner chooses to pay Advisory Fees from his or her Contract Value, then these ongoing deductions will reduce the Contract Value and could therefore reduce the death benefit amount. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix: Example of Death Benefit Calculations for an example of the calculation of the Return of Purchase Payments Death Benefit.
It is possible that, at the time of an Owner’s death, the Return of Purchase Payments Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Return of Purchase Payments Death Benefit before you decide whether the Return of Purchase Payments Death Benefit is right for you.
Suspension of Return of Purchase Payments Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.
Return of Purchase Payments Death Benefit Fee
We assess a fee for the Return of Purchase Payments Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See “CHARGES AND DEDUCTIONS, Death Benefit Fees.”)
Optional Maximum Anniversary Value Death Benefit
Starting October 7, 2024, at the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner’s 78th birthday.
We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner’s 83rd birthday or the deceased Owner’s date of death. Each anniversary value is equal to the sum of:
•
the Contract Value on that Contract Anniversary; plus

•
all Purchase Payments since that Contract Anniversary; minus

•
an adjustment for each withdrawal (including any withdrawal made under the SecurePay rider) since that Contract Anniversary.

The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value. Deduction of fee(s) for any optional benefit purchased and deduction of the Advisory Fee (if elected) are not treated as withdrawals for purposes of adjusting the Maximum Anniversary Value Death Benefit amount. If an Owner chooses to pay Advisory Fees from his or her Contract Value, then these ongoing deductions will reduce the Contract Value and could therefore reduce the death benefit amount. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.
The Maximum Anniversary Value Death Benefit will equal the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner’s 83rd birthday; provided, however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix: Example of Death Benefit Calculations for an example of the calculation of the Maximum Anniversary Value Death Benefit.
It is possible that, at the time of an Owner’s death, the Maximum Anniversary Value Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.
Suspension of Maximum Anniversary Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.
Maximum Anniversary Value Death Benefit Fee
We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See “Charges and Deductions, Death Benefit Fees.”) It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
Optional Maximum Quarterly Value Death Benefit
Starting October 7, 2024, at the time of application, you may select the Maximum Quarterly Value Death Benefit if the Issue Date of the Contract is before the oldest Owner’s 78th birthday.
We will determine a quarterly value for each Quarterly Anniversary occurring before the earlier of the older Owner’s 83rd birthday or the deceased Owner’s date of death. Each quarterly value is equal to the sum of:
•
the Contract Value on that Quarterly Anniversary; plus

•
all Purchase Payments since that Quarterly Anniversary; minus

•
an adjustment for each withdrawal (including any withdrawal made under the SecurePay rider) since that Quarterly Anniversary.

The adjustment for each withdrawal since the relevant Quarterly Anniversary is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value. Deduction of fee(s) for any optional benefit purchased and deduction of the Advisory Fee (if elected) are not treated as withdrawals for purposes of adjusting the Maximum Quarterly Value Death Benefit amount. If an Owner chooses to pay Advisory Fees from his or her Contract Value, then these ongoing deductions will reduce the Contract Value and could therefore reduce the death benefit amount. If the value of the Maximum Quarterly Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

The Maximum Quarterly Value Death Benefit will equal the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest Quarterly Anniversary value attained prior to the older Owner’s 83rd birthday; provided, however, that the Maximum Quarterly Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn reduces the Contract Value. If the Contract Value is lower than the Maximum Quarterly Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix: Example of Death Benefit Calculations for an example of the calculation of the Maximum Quarterly Value Death Benefit.
It is possible that, at the time of an Owner’s death, the Maximum Quarterly Value Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Quarterly Value Death Benefit before you decide whether the Maximum Quarterly Value Death Benefit is right for you.
Suspension of Maximum Quarterly Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Quarterly Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Quarterly Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Quarterly Value Death Benefit.
Maximum Quarterly Value Death Benefit Fee
We assess a fee for the Maximum Quarterly Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See “CHARGES AND DEDUCTIONS, Death Benefit Fees.”) It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
Optional Maximum Daily Value Death Benefit
Starting October 7, 2024, at the time of application, you may select the Maximum Daily Value Death Benefit if the Issue Date of the Contract is before the oldest Owner’s 78th birthday.
We will determine a daily value for each Valuation Date occurring before the earlier of the older Owner’s 83rd birthday or the deceased Owner’s date of death. Each daily value is equal to the sum of:
•
the Contract Value on that Valuation Date; plus

•
all Purchase Payments since the last Valuation Date; minus

•
an adjustment for each withdrawal (including any withdrawal made under the SecurePay rider) since the last Valuation Date.

The adjustment for each withdrawal reduces the Maximum Daily Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value. Deduction of fee(s) for any optional benefit purchased and deduction of the Advisory Fee (if elected) are not treated as withdrawals for purposes of adjusting the Maximum Daily Value Death Benefit amount. If an Owner chooses to pay Advisory Fees from his or her Contract Value, then these ongoing deductions will reduce the Contract Value and could therefore reduce the death benefit amount. If the value of the Maximum Daily Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.
The Maximum Daily Value Death Benefit will equal the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest Maximum Daily Value death benefit attained prior to the older Owner’s 83rd birthday; provided, however, that the Maximum Daily Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Daily Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn reduces the Contract Value. If the Contract Value is lower than the Maximum Daily Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix: Example of Death Benefit Calculations for an example of the calculation of the Maximum Daily Value Death Benefit.
It is possible that, at the time of an Owner’s death, the Maximum Daily Value Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Daily Value Death Benefit before you decide whether the Maximum Daily Value Death Benefit is right for you.
Suspension of Maximum Daily Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Daily Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office.
Maximum Daily Value Death Benefit Fee
We assess a fee for the Maximum Daily Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See “CHARGES AND DEDUCTIONS, Death Benefit Fee.”) It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
Important Considerations for Choosing a Death Benefit
Under the Optional Maximum Daily Value Death Benefit, we calculate the death benefit values used in determining the greatest daily value on each Valuation Date prior to the older Owner’s 83rd birthday. As noted above, the death benefit equals the greatest of: (1) the Contract Value, (2) aggregate Purchase Payments less adjustment for each withdrawal or (3) the greatest Maximum Daily Value.
We use a substantially similar formula to calculate the death benefit under the Maximum Quarterly Value Death Benefit and the Maximum Anniversary Value Death Benefit. However, the frequency used in determining the Maximum Quarterly Value Death Benefit and the Maximum Anniversary Value Death Benefit are calculated less frequently, on each Quarterly Anniversary or Contract Anniversary, respectively.
By choosing the Optional Maximum Quarterly Value Death Benefit or the Maximum Daily Value Death Benefit, an Owner will increase the number of times per Contract Year that the value of the death benefit payable under the Contract is calculated. As a result, the value of the death benefit may be less affected by a large short term decline in Contract Value. Owners who are concerned about short term downward volatility in their Contract Value may therefore want to consider selecting one of these optional death benefits. By calculating death benefit values quarterly or daily, rather than annually, a larger number of values are used to determine the death benefit. This increases the potential for a higher value, and in turn, the potential for a higher death benefit. At the same time, it may limit the impact of a lower Contract Anniversary value and corresponding lower death benefit.
The optional death benefits are each subject to a withdrawal adjustment that can reduce the value of the Death Benefit by more than the amount withdrawn. Your SecurePay Withdrawals may cause the value of these optional death benefits to be no greater than the Contract Value Death Benefit, for which we do not assess a fee.
You should also consider the effect of the optional SecurePay rider on your choice of death benefit options. If you purchase the SecurePay rider, you may not make any additional Purchase Payments two years or more after the Rider Issue Date or on or after the Benefit Election Date, whichever comes first. This will limit your ability to increase your death benefit value by making additional Purchase Payments, particularly under the Return of Purchase Payments Death Benefit. In addition, your SecurePay Withdrawals will reduce your Contract Value and any death benefit that is based on your Contract Value. Higher withdrawals will reduce the value of your death benefit more quickly.
Escheatment of Death Benefit
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Contract beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. We will withhold tax and tax report on the amount that escheats to the state. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

PROTECTED LIFETIME INCOME BENEFITS
If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge an optional protected lifetime income benefit rider — the SecurePay rider. Under this rider, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.
Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under the rider are subject to our financial strength and claims-paying ability.
The following table summarizes information about the optional Protected Lifetime Income Benefit available under the Contract.
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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
SecurePay Pro rider	Provides an Annual Withdrawal Amount that is guaranteed for life, even if Contract Value is reduced to zero.	2.00% (1) (if selected at Contract Purchase) 2.20% (1) (under RightTime option)	See Rate Sheet Prospectus Supplement
•
Benefit limits available Investment Options

•
No Purchase Payments two years or more after Rider Issue Date or on or after Benefit Election Date, whichever comes first

•
Withdrawals will reduce the Benefit Base and available SecurePay withdrawals

•
Excess Withdrawals may significantly reduce or eliminate value of benefit

•
Available to Contract Owners age 60 to 85.

•
Advisory Fee deductions will reduce the Contract Value and therefore may limit the potential for increasing the rider’s Annual Withdrawal Amount and Benefit Base through higher Contract Values on Contract Anniversaries.

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Not available for Inherited IRA Contracts.

(1)
Fee is calculated as a percentage of the Benefit Base.

THE SECUREPAY PRO RIDER
In general, the SecurePay rider guarantees the right to make withdrawals (“SecurePay Withdrawals”) based upon the value of a protected lifetime income benefit base (“Benefit Base”) that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions of the rider. Withdrawals from your Contract before the Benefit Election Date, and Excess Withdrawals on or after the Benefit Election Date, reduce the Annual Withdrawal Amount and the Benefit Base, perhaps significantly. If said withdrawals reduce the Contract Value to zero, the Contract and the SecurePay Rider will terminate. (For more information regarding the effect of withdrawals and Excess Withdrawals on the Benefit Base, see “Calculating the Benefit Base Before the Benefit Election Date” and “Calculating the Benefit Base On or After the Benefit Election Date.”) In order to maintain your SecurePay rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The SecurePay rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased.
Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as “Covered Persons” under the Contract. See “Selecting Your Coverage Option.” These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount (“AWA”) — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.
Withdrawals under the SecurePay rider while your Contract Value is greater than zero are withdrawals of your own money and will be deducted from your Contract Value and not from our general account assets. If your Contract Value is reduced to zero (other than due to an Excess Withdrawal), the Company will make lifetime income benefit payments from its own assets. It is possible the Company will not have to make lifetime income benefit payments to the Owner from the Company’s own assets.
You may purchase the SecurePay rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider’s age requirements. See “Purchasing the Optional SecurePay Rider.”
SecurePay does not guarantee Contract Value or the performance of any Investment Option.
Important Considerations
•
If you purchase the SecurePay rider, your options for allocating Purchase Payments and Contract Value are restricted to limit the risk that the Company will be required to make lifetime payments under the SecurePay rider from Protective Life’s general account. See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits”.

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You may not make any additional Purchase Payments two years or more after the date the rider is issued (the “Rider Issue Date”), or on or after the Benefit Election Date, whichever comes first. Such restrictions on Purchase Payments after the Benefit Election Date or two years following the Rider Issue Date may limit the ability to increase the Benefit Base, and therefore the AWA, through higher Contract Values on Contract Anniversaries, as well as limit the ability for increase in Contract Value and death benefit values (particularly the Return of Purchase Payments Death Benefit). In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.

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If an Owner chooses to pay Advisory Fees from his or her Contract Value, such deductions will not count as withdrawals under the rider and will not reduce the Annual Withdrawal Amount or the Benefit Base, but such ongoing deductions will reduce the Contract Value and therefore may limit the potential for increasing the Annual Withdrawal Amount and Benefit Base through higher Contract Values on Contract Anniversaries.

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Any change in a Covered Person following the Benefit Election Date (the “Benefit Period”), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.

•
On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.

The ways to purchase the SecurePay rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.
You should not purchase the SecurePay rider if:
•
you expect to take any withdrawals before the Benefit Election Date and any withdrawals on or after the Benefit Election Date in excess of the AWA (“Excess Withdrawals”) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit. See “Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals”; or

•
you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•
you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix: Example of SecurePay Rider demonstrates the operation of the SecurePay rider using hypothetical examples. You should review Appendix: Example of SecurePay Rider and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Rider
You may purchase the SecurePay rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider’s age requirements. The Owner (or older Owner) or Annuitant must be age 85 or younger and the youngest Owner and Annuitant must be age 60 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” eligibility is determined by the age of the Annuitant. This rider is not available for purchase with Inherited IRA Contracts, see QUALIFIED RETIREMENT PLANS for additional information.
Important Considerations:
•
You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.

•
You may not cancel the SecurePay rider during the ten years following the Rider Issue Date.

•
We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

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You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits”).

•
Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•
You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

Allocation Guidelines and Restrictions
In order to maintain your SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider. Please see “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”
Designating the Covered Person(s)
The Covered Person is the person upon whose life the SecurePay rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).
•
If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•
Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner’s spouse will be the Covered Persons.

•
Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” the Annuitant (under Single Life Coverage) or Annuitant and Annuitant’s spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•
The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See “Reinstating Your SecurePay Rider Within 30 Days of Termination.” In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See “Spousal Continuation” and “Tax Consequences — Treatment of Civil Unions and Domestic Partners.”)

Selecting Your Coverage Option.   If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:
	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	Not applicable.
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may purchase a new SecurePay rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. (See, “Continuation of the Contract by a Surviving Spouse.”)	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	Not applicable.
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may purchase a new SecurePay rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. (See, “Continuation of the Contract by a Surviving Spouse.”)	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Changing Beneficiaries — Single Owner with Joint Life Coverage.   After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See “Reinstating Your SecurePay Rider Within 30 Days of Termination.” In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See “Spousal Continuation” and “Tax Consequences — Treatment of Civil Unions, Domestic Partners, and Divorce.”)
Beginning Your SecurePay Withdrawals
You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.
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Even though your SecurePay rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

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You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

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All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

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You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.

•
You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•
Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

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Any withdrawals made on or after the Rider Issue Date but prior to the Benefit Election Date — including automatic withdrawals — will similarly result in a reduction in the Benefit Base and corresponding AWA, and may even significantly reduce or eliminate the value of such benefits.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.
Important Considerations
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All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal additional tax if a withdrawal occurs before the Owner reaches age 59½. See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”

The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year after the Benefit Election Date. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are “Excess Withdrawals.” You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.
•
Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

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Excess Withdrawals may result in a significantly lower AWA in the future.

•
Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.
Rate Sheet Prospectus Supplement Information
The Rate Sheet Prospectus Supplement contains the Maximum Withdrawal Percentage(s) for the SecurePay rider, the current fees for the available Optional Death Benefits, and the current fee for the SecurePay rider applicable to contracts applied for while that Rate Sheet Prospectus Supplement remains in effect (the “Effective Period”). The Effective Period is described in each Rate Sheet Prospectus Supplement. See “Maximum Withdrawal Percentage”. The Rate Sheet Prospectus Supplement also updates the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the Prospectus and Initial Summary Prospectus, respectively, taking into account the current fees for the optional benefits disclosed in the Rate Sheet Prospectus Supplement.
In order for us to use the percentages in any particular Rate Sheet Prospectus Supplement, your necessary application information must be signed during it’s Effective Period. We must receive your necessary application information and payment of at least the minimum initial Purchase Payment ($5,000) within ten calendar days of the end of the Effective

Period. If you plan to pay the initial Purchase Payment by exchanging another annuity contract that you own, we must receive your necessary application information within ten calendar days of the end of the Effective Period and the exchanged amount within 90 calendar days of the end of the Effective Period. If those conditions (the “Rate Sheet Eligibility Conditions”) are met, or if the then current Rate Sheet Prospectus Supplement percentages are identical to those set forth in the Rate Sheet Prospectus Supplement attached to your Prospectus, we will follow our established procedures for issuing the Contract. See “Issuance of a Contract.”
If any of these conditions are not met, we will consider your application not to be in Good Order. In that case, we will inform your financial adviser and request instructions as whether to apply the initial Purchase Payment and issue the Contract with the percentages in effect under the current Rate Sheet Prospectus Supplement or cancel the application and return your Purchase Payment. If your financial adviser instructs us to issue the Contract, we will provide you with the Rate Sheet Prospectus Supplement that applies to your Contract and an amendment to your application upon delivery of the Contract. If we are unable to contact your financial adviser within five business days after we determine the application is not in Good Order, we will return your Purchase Payment. You, or your financial adviser may also instruct us to issue the Contract without the SecurePay rider. Once we receive both the necessary application information and at least the minimum initial Purchase Payment, we will follow our established procedures for issuing the Contract.
If any of the Rate Sheet Eligibility Conditions are not met because of reasons reasonably beyond your control, Protective Life may, in its sole discretion, modify, terminate, suspend or waive the Rate Sheet Eligibility Conditions on such terms and conditions as it deems advisable (each a “Rate Sheet Eligibility Condition Change”). Any such Rate Sheet Eligibility Condition Change shall be effected by the Company on a basis that is not unfairly discriminatory.
Since the Optional Death Benefits can only be purchased at Contract Issue, the fee for a particular Optional Death Benefit will be disclosed in the Rate Sheet Prospectus Supplement in effect when you signed your Contract. If you purchase a SecurePay rider under the RightTime option, the Rate Sheet Prospectus Supplement containing the applicable SecurePay rider fee will be the Rate Sheet Prospectus Supplement with an Effective Period that includes your Rider Issue Date. You should not purchase the SecurePay rider without first obtaining the applicable Rate Sheet Prospectus Supplement. Please contact us at 1-800-456-6330 to obtain the current Rate Sheet Prospectus Supplement. The current Rate Sheet Prospectus Supplement is also available online at https://protective.onlineprospectus.net/protective/ProtectiveInvestorsBenefitAdvisoryVariableAnnuity/index.html and www.sec.gov under File Number 333-237747. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless written notice of effectiveness of the new Rate Sheet Prospectus Supplement is given at least 10 business days in advance. The relevant information from all superseded Rate Sheet Prospectus Supplements can be found in Appendix: Superceded Rate Sheet Prospectus Supplement Information in the Prospectus.
Determining the Amount of Your SecurePay Withdrawals
The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election Form at our Administrative Office in “good order” by multiplying your Benefit Base on that date by the “Maximum Withdrawal Percentage” applicable to your Contract and determined according to the Rate Sheet Prospectus Supplement effective when you purchase it. The Benefit Election form will be deemed in “good order” if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.
Maximum Withdrawal Percentage
The Maximum Withdrawal Percentage is set forth in the Rate Sheet Prospectus Supplement attached to your Prospectus. See “Rate Sheet Prospectus Supplement Information.”
Under certain circumstances, we may increase your AWA. See “SecurePay NH: Increased AWA Because of Confinement in Nursing Home,” and “Required Minimum Distributions.” In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See “Reduction of Contract Value to Zero.”)
Calculating the Benefit Base Before the Benefit Election Date
The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, both the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.
Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.
If the rider is purchased at issue, your initial Benefit Base is equal to your initial purchase payments. If the rider is added through RightTime, your initial Benefit Base is equal to your Contract Value on the Rider Issue Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.
Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.
Because all withdrawals made prior to the Benefit Election Date reduce the Benefit Base, you should carefully consider the impact of these withdrawals prior to scheduling them. Withdrawals prior to the Benefit Election Date could significantly reduce or even eliminate the value of the SecurePay Benefit.
On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the “SecurePay Anniversary Value” if that value is higher than the Benefit Base. On each Contract Anniversary, the “SecurePay Anniversary Value” is equal to your Contract Value on that Contract Anniversary. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.
Calculating the Benefit Base On or After the Benefit Election Date
We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year’s Annual Withdrawal Amount.
SecurePay Withdrawals
SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).
If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.
Important Consideration
SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.
For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.
Excess Withdrawals
During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.
An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.
a.
If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal.

b.
If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e., your AWA is $5,000), your Contract Value is $110,000. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).
However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)). An Excess Withdrawal could reduce the Benefit Base by substantially more than the actual amount of the withdrawal. Furthermore, a $1,000 Excess Withdrawal will reduce the Benefit Base by more than $1,000.
We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage.
Reduction of Contract Value to Zero
If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:
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We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

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We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

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On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See “Availability of SecurePay NH Benefit after Annuitization.”) Please note that we may accept different payment intervals.

If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.
If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.
As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See “TAXATION OF ANNUITIES IN GENERAL.”
Benefit Available on Maximum Annuity Date (oldest Owner’s or Annuitant’s 95th birthday)
If the Owner annuitizes before the oldest Owner’s or Annuitant’s 95th birthday (“Maximum Annuity Date”) the SecurePay rider will terminate and the Owner will not be entitled to any benefits under the rider, including the Annual Withdrawal Amount. The annuity payments may be less than the Annual Withdrawal Amount. Please discuss with your financial advisor whether it is in your best interest to annuitize prior to the Maximum Annuity Date since you will have paid for the SecurePay rider without having received the benefit payable under the rider. The SecurePay rider may not be suitable for you if you intend to annuitize the Contract prior to the Maximum Annuity Date (oldest Owner’s or Annuitant’s 95th birthday).
You must annuitize the Contract no later than the oldest Owner’s or Annuitant’s 95th birthday (“Maximum Annuity Date”). The SecurePay rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.
If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See “Availability of SecurePay NH Benefit after Annuitization.”) If you do not select an Annuity Option, your monthly annuity payments will be the greater of  (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see “ANNUITY PAYMENTS, Annuity Options.”
SecurePay Fee
We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.
The SecurePay Fee is currently 1.50% (1.60% under RightTime) of the Benefit Base. We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above a maximum 2.00% (2.20% under RightTime) of the Benefit Base.
We reserve the right to increase the SecurePay fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. If we increase the SecurePay Fee, we will give you at least 30 days’ written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. See “SecurePay Rider.”
Terminating the SecurePay Rider
The SecurePay rider will terminate upon the earliest of:
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the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);

•
the Valuation Date the Contract is surrendered or terminated;

•
the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•
the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under “Reduction of Contract Value to Zero”);

•
the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);

•
for a SecurePay rider with one Covered Person, the date of the Covered Person’s death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•
for a SecurePay rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•
the Annuity Date;

•
the Maximum Annuity Date (being the Owner’s choice of the options outlined under “Benefit Available on Maximum Annuity Date (Oldest Owner’s or Annuitant’s 95th Birthday)”); or

•
the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the SecurePay rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay rider terminates, you may not reinstate it or purchase a new rider except as described below under “Spousal Continuation” and “Reinstating Your SecurePay Rider Within 30 Days of Termination.”
Spousal Continuation
Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider’s issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of  (1) the Contract Value (which will reflect the Death Benefit), or (2) the current Benefit Base.
If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, then the surviving spouse may purchase a new SecurePay rider before the Annuity Date if we are offering the rider at that time. If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of the surviving spouse’s written request. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:
•
The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.

•
We will impose the current SecurePay Fee under RightTime in effect on the new Rider Issue Date.

The surviving spouse may not purchase a new SecurePay rider if he or she does not meet the rider’s issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person. Please note that we may limit the availability of the SecurePay rider at any time.
If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.
Reinstating Your SecurePay Rider Within 30 Days of Termination
If your SecurePay rider terminated due to a Prohibited Allocation instruction (see “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS”) or due to a change in Covered Person after the Benefit Election Date (see “Designating the Covered Person(s)”), and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.
If termination occurred due to a Prohibited Allocation instruction, your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the rider’s Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. If termination occurred due to a change in Covered Person after the Benefit Election Date, your written reinstatement request must correct the change in Covered Person by directing us to designate under the reinstated rider the original Covered Person(s) that had been selected on the Benefit Election Date.
We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.
Tax Consequences
Treatment of Civil Unions and Domestic Partners.   If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in “Death Benefit — Continuation of the Contract by a Surviving Spouse,” for federal tax law purposes such individuals are not treated as “spouses.” In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as “spouses” for federal tax law purposes. As a result, if a beneficiary of a deceased owner and the owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the SecurePay rider benefit while the surviving Beneficiary is still alive.

In addition, the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.
An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay rider before consulting legal and financial advisers and carefully evaluating whether the SecurePay rider is suitable for his or her needs.
Other Tax Matters.   For a discussion of other tax consequences specific to the SecurePay rider, please see “TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits” and “QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits.”
SecurePay NH: Increased AWA Because of Confinement in Nursing Home
If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount (“AWA”) with our SecurePay NH (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay rider.
The SecurePay NH benefit may not be available in all states and may not be available with new contracts in the future. Please check with your financial adviser to determine availability.
What is the SecurePay NH benefit?
•
If your rider was issued on or after October 7, 2024, (for sole Covered Person or both Covered Persons in a nursing home) we will double the AWA to which you are currently entitled for that year, not to exceed 15% of your Benefit Base; (if only one of two Covered Persons in a nursing home) we will multiply the AWA by 125% to which you are currently entitled for that year, not to exceed 15% of your Benefit Base. Not applicable to riders issued in California.

•
If your rider was issued before October 7, 2024, (for sole Covered Person or both Covered Persons in a nursing home) we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base. For all riders issued in California, regardless of rider issue date.

Nursing Home Benefit Period
The Nursing Home Benefit Period is the period of time during which the increased SecurePay withdrawal percentage is used to calculate the AWA. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the AWA will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.
The Nursing Home Benefit Period will extend for a maximum of five (5) Contract years in which you qualify for the SecurePay NH benefit or until the SecurePay Rider terminates, whichever occurs first. The qualifying Contract years need not be consecutive.
Eligibility for the SecurePay NH Benefits
To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:
1.
have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;

2.
(a) be currently confined to a Nursing Home, as defined below; (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and

3.
be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a “Nursing Home” is defined as a facility (or portion of a facility) primarily engaged in providing continuous, 24 hour per day nursing care to its residents and is under the supervision of a physician and has as its main function to provide skilled, intermediate, or custodial care. The facility must be granted a license by the State in which it operated and be compliant with all regulations and laws in accordance with the grant of such license. A “Nursing Home” does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; a communal living facility or retirement home, or facilities primarily affording custodial, educational or rehabilitative care.
Ineligibility.   You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of the SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.
Activities of Daily Living (ADL).   Under the SecurePay NH benefit, “Activities of Daily Living” refer to the following functions relating to the Covered Person’s ability to live independently:
•
Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.

•
Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.

•
Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.

•
Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.

•
Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

•
Transferring — The ability to move into or out of a bed, chair or wheelchair.

Severe Cognitive Impairment.   For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia.
Two Covered Persons.   If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.
Applying for Increased AWA under the SecurePay NH Benefit
Initial Application.   To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person’s Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.
The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. Physician does not include: (a) the Covered Person(s) or Covered Person(s) spouse; or (b) the brother, sister, parent, or child of the Covered Person(s). We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.
Re-Certification of Eligibility.   Beginning with the second Contract Anniversary following the end of a Valuation Period during which we determine that the Covered Person qualifies for the increased AWA under SecurePay NH (the “Qualification Date”), you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before this re-certification is due.
The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person’s physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.
If you have questions about applying for an increased AWA under the SecurePay NH benefit, or to obtain a copy of the SecurePay NH application and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.
Determining Your Increased AWA under the SecurePay NH Benefit
Initial Qualifying Year.   Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.
If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.
For riders issued on or after October 7, 2024:
Example: Five years ago, after turning age 75, Elisabeth elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of  $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).
Sole Covered Person - In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $5,000 ($10,000 – $5,000).This would be the same calculation if both Covered Persons are in a nursing home.
One of two Covered Persons - In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of  $5,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage that is 125% of the Maximum Withdrawal Percentage under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $6,250 ($100,000 * (5% x 125%); $100,000 * 6.25%) and her remaining AWA for the current Contract Year is $1,250 ($6,250 – $5,000).
For riders issued before October 7, 2024:
Example: Five years ago, after turning age 75, Elisabeth, elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of  $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).
In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of  $5,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $5,000 ($10,000 – $5,000).
If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.
Example: Five years ago, after turning age 75, Elisabeth elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of  $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).
In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of  $5,000 and an Excess Withdrawal of  $4,000. Her new Benefit Base after the Excess Withdrawal is $95,789 ($100,000 – $4,000/$95,000 * $100,000). Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of

10% under SecurePay NH and her Benefit Base is still $95,789. Her new AWA is $9,579 ($95,789 * 10%) and her remaining AWA for the current Contract Year is $4,789 ((10% – 5%) * $95,789).
Notice of Qualification.   We will include the amount of the increase in the AWA for the qualifying year in the notice that confirms the Covered Person’s qualification for the Nursing Home Enhancement.
Subsequent Contract Years.   In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.
Non-Qualifying Years.   For any Contract Year during which the Covered Person fails to qualify for the increased AWA under the SecurePay NH benefit, we calculate the AWA using the SecurePay withdrawal percentage established on the Benefit Election Date according to the terms of the SecurePay rider you purchased and that Contract Year will not be included in the Nursing Home Benefit Period.
Availability of SecurePay NH Benefit after Annuitization.   Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after —
•
you choose to apply your Annuity Value to an Annuity Option under the Contract;

•
the Maximum Annuity Date under the Contract is reached; or

•
the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract is annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH Benefit. If you have already qualified for, and are receiving, an increased AWA under SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reached or the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the remainder of the 5-Contract Year Maximum Aggregate Nursing Home Benefit Period. You will not need to recertify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.
Termination and Reinstatement of the SecurePay NH Benefit.   The SecurePay NH benefit terminates when your SecurePay Pro rider terminates, including when the Contract is annuitized. If your SecurePay Pro rider is reinstated, your SecurePay NH benefit will also be reinstated.
Tax Considerations for the SecurePay NH Benefit.   The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see “FEDERAL TAX MATTERS, Tax Consequences of Protected Lifetime Income Benefits” and “QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits.” If you are considering purchasing a Qualified Contract with the SecurePay rider, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.
Required Minimum Distributions
If the SecurePay rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See “QUALIFIED RETIREMENT PLANS.”
After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay

Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.
In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.
In general, under the SecurePay rider, you may withdraw the greater of  (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.
Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.
ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS
In order to maintain the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the rider.
Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below) or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the dollar cost averaging (“DCA”) Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.
Note: The Allocation Guidelines and Restrictions, as well as the inclusion of Funds that employ volatility management strategies in the Investment Options available under your Contract, are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay rider. The Allocation Guidelines and Restrictions, and the inclusion of Funds that employ volatility management strategies are designed to reduce the overall volatility of your Contract Value. During rising markets, the Allocation Guidelines and Restrictions and the Funds that employ volatility management strategies could cause Contract Value to rise less than would have been the case had you been invested in Funds with more aggressive investment strategies. Conversely, investing according to the Allocation Guidelines and Restrictions, and in Funds that employ volatility management strategies, may be helpful in a declining market when high market volatility triggers a reduction in the Funds’ equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund or Funds that feature volatility management strategies.
There is no guarantee that the Allocation Guidelines and Restrictions, or Funds with volatility management strategies, can limit volatility in your investment portfolio, and you may lose principal.
To the extent that the Allocation Guidelines and Restrictions and the Funds with managed volatility strategies are successful in reducing overall volatility, we will benefit from a reduction of the risk arising from our guarantee obligations under the rider and we will have less risk to hedge under the rider than would be the case if Owners did not invest in accordance with the Allocation Guidelines and Restrictions and in the Funds with managed volatility strategies. The Allocation Guidelines and Restrictions and investment in Funds with managed volatility strategies may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.
NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

Allocation by Investment Category.   The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the four categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.
These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.
Allocation by Investment Category
Category 1
Minimum Allocation: 40%
Maximum Allocation: 100%
American Funds Insurance Series® The Bond Fund of America®
American Funds Insurance Series® Capital World Bond Fund®
American Funds Insurance Series® US Government Securities
Columbia VP — Intermediate Bond
Columbia VP — Limited Duration Credit
Dimensional VA Global Bond (formerly, DFA VA Global Bond Portfolio - Institutional Class)
Dimensional VA Short-Term Fixed (formerly, DFA VA Short-Term Fixed Portfolio - Institutional Class)
Fidelity® VIP FundsManager 20%
Fidelity® VIP Investment Grade Bond
Goldman Sachs VIT Core Fixed Income
Invesco® V.I. Government Securities
Invesco® V.I. U.S. Government Money
Lord Abbett Series Fund - Short Duration Income
PIMCO VIT Low Duration
PIMCO VIT Short-Term
PIMCO VIT Total Return
Protective Life Dynamic Allocation Series — Conservative
Vanguard® VIF Money Market
Vanguard® VIF Short-Term Investment-Grade
Vanguard® VIF Total Bond Market Index
Western Asset Core Plus VIT

Category 2
Minimum Allocation: 0%
Maximum Allocation: 60%
American Funds Insurance Series® Asset Allocation
American Funds Insurance Series® Capital Income Builder®
American Funds Insurance Series® Global Balanced
BlackRock 60/40 Target Allocation ETF V.I.
BlackRock Global Allocation V.I.
Columbia VP — Balanced
Columbia VP — Strategic Income
Dimensional VA Global Moderate Allocation (formerly, DFA VA Global Moderate Allocation)
Fidelity® VIP Asset Manager 50% (formerly, Fidelity® VIP Asset Manager Portfolio)
Fidelity® VIP Balanced
Fidelity® VIP Target Volatility
First Trust Multi Income Allocation
First Trust/Dow Jones Dividend & Income Allocation
Franklin Income VIP
Franklin Strategic Income VIP
Goldman Sachs VIT Trend Driven Allocation(1)
Invesco® V.I. Balanced-Risk Allocation(1)
Invesco® V.I. Equity and Income
Janus Henderson Balanced
Lord Abbett Series Fund — Bond Debenture
LVIP American Century Balanced (formerly, American Century Investments® VP Balanced)
Morgan Stanley VIF Global Strategist
PIMCO VIT All Asset
PIMCO VIT Emerging Markets Bond
PIMCO VIT Global Diversified Allocation
PIMCO VIT High Yield
PIMCO VIT Income
PIMCO VIT Long-Term U.S. Government
PIMCO VIT Real Return
Protective Life Dynamic Allocation Series — Moderate
T. Rowe Price® Moderate Allocation
Templeton Global Bond VIP
Vanguard® VIF Balanced
Vanguard® VIF Conservative Allocation
Vanguard® VIF Global Bond Index
Vanguard® VIF High Yield Bond
Vanguard® VIF Moderate Allocation

(1)
The Fund includes a volatility management strategy as part of the Fund’s investment objective and/or principal investment strategy. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)

Category 3
Minimum Allocation: 0%
Maximum Allocation: 25%
AB VPS Relative Value
AB VPS Large Cap Growth
American Funds Insurance Series® Capital World Growth and Income Fund®
American Funds Insurance Series® Global Growth
American Funds Insurance Series® Growth
American Funds Insurance Series® Growth-Income
American Funds Insurance Series® Washington Mutual Investors Fundsm
ClearBridge Variable Dividend Strategy
ClearBridge Variable Large Cap Growth
Dimensional VA Equity Allocation (formerly, DFA VA Equity Allocation)
Dimensional VA U.S. Large Value (formerly, DFA VA U.S. Large Value)
Fidelity® VIP Asset Manager 70% (formerly, Fidelity® VIP Asset Manager: Growth Portfolio)
Fidelity® VIP Contrafund
Fidelity® VIP FundsManager 60%
Fidelity® VIP FundsManager 85%
Fidelity® VIP Growth
Fidelity® VIP Health Care
Fidelity® VIP Mid Cap
Fidelity® VIP Utilities
Franklin Mutual Global Discovery VIP
Franklin Mutual Shares VIP
Franklin Rising Dividends VIP
Goldman Sachs VIT Strategic Growth
Invesco® V.I. Comstock
Invesco® V.I. Growth and Income
Invesco® V.I. EQV International Equity
Invesco® V.I. Main Street Fund®
Invesco® V.I. S&P 500 Buffer December
Invesco® V.I. S&P 500 Buffer June
Invesco® V.I. S&P 500 Buffer March
Invesco® V.I. S&P 500 Buffer September
Janus Henderson Forty
Lord Abbett Series Fund — Dividend Growth
MFS® VIT Growth Series
MFS® VIT II Core Equity
MFS® VIT II International Growth
MFS® VIT II International Intrinsic Value
MFS® VIT II Massachusetts Investors Growth Stock
MFS® VIT Total Return Series
Protective Life Dynamic Allocation Series — Growth
T. Rowe Price® All-Cap Opportunities
T. Rowe Price® Blue Chip Growth
Vanguard® VIF Capital Growth
Vanguard® VIF Diversified Value
Vanguard® VIF Equity Income
Vanguard® VIF Equity Index
Vanguard® VIF Growth
Vanguard® VIF Mid-Cap Index
Vanguard® VIF Total Stock Market Index

Category 4
No Allocation Permitted if SecurePay is Selected
AB VPS Small Cap Growth
AB VPS Discovery Value
American Funds Insurance Series® Global Small Capitalization
American Funds Insurance Series® International
American Funds Insurance Series® New World Fund®
BlackRock International V.I.
ClearBridge Variable Mid Cap
ClearBridge Variable Small Cap Growth
Columbia VP — Emerging Markets Bond
Columbia VP — Select Mid Cap Value
Dimensional VA International Small (formerly, DFA VA International Small)
Dimensional VA International Value (formerly, DFA VA International Value)
Dimensional VA U.S. Targeted Value (formerly, DFA VA U.S. Targeted Value)
Fidelity® VIP Energy
Fidelity® VIP Growth Opportunities
Fidelity® VIP International Capital Appreciation
Fidelity® VIP Materials
Fidelity® VIP Technology
Fidelity® VIP Value Strategies
Franklin DynaTech VIP
Franklin Small Cap Value VIP
Franklin Small-Mid Cap Growth VIP
Goldman Sachs VIT Mid Cap Growth
Goldman Sachs VIT Mid Cap Value
Goldman Sachs VIT Small Cap Equity Insights
Invesco® V.I. Global
Invesco® V.I. Global Real Estate
Invesco® V.I. Main Street Small Cap Fund®
Janus Henderson Global Technology and Innovation
Janus Henderson Global Sustainable Equity
Janus Henderson Overseas
Lord Abbett Series Fund - Fundamental Equity
Lord Abbett Series Fund - Growth Opportunities
LVIP American Century Disciplined Core Value (formerly, American Century Investments® VP Disciplined Core Value)
LVIP American Century International (formerly, American Century Investments® VP International)
LVIP American Century Ultra (formerly, American Century Investments® VP Ultra®)
MFS® VIT II Research International
MFS® VIT III Blended Research® Small Cap Equity
MFS® VIT III Global Real Estate
MFS® VIT III Mid Cap Value
MFS® VIT Mid Cap Growth
MFS® VIT New Discovery
Morgan Stanley VIF Growth
PIMCO VIT CommodityRealReturn® Strategy
Royce Capital Small-Cap
T. Rowe® Price Health Sciences
Templeton Developing Markets VIP
Templeton Foreign VIP
Vanguard® VIF International
Vanguard® VIF Real Estate Index
Vanguard® VIF Total International Stock Market Index

The Benefit Allocation Model Portfolios.   Each of the Model Portfolios except the Growth Focus model will satisfy our Allocation Guidelines and Restrictions, (the “Benefit Allocation Model Portfolios”). See “Asset Allocation Model Portfolios.”
In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and blended stock funds, or that emphasize blended stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.
The Benefit Allocation Model Portfolios may include Funds that employ volatility management strategies. For more information on how Funds with volatility management strategies may affect your Contract Value, and how such Funds may benefit us, see “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS” above.
If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay rider.

Other asset allocation model portfolios composed of underlying Sub-Accounts made available from time to time as Investment Options under your Contract may also satisfy our Allocation Guidelines and Restrictions. For more information on the Allocation Guidelines and Restrictions applicable to available Portfolio Company Models, contact your financial adviser.
Permissible Single Investment Options.   You may also satisfy the Allocation Guidelines and Restrictions by allocating 100% of your Purchase Payments and Contract Value to one of the following permissible single investment options:
•
Protective Life Dynamic Allocation Series — Conservative Portfolio

•
Protective Life Dynamic Allocation Series — Moderate Portfolio

If more than one single investment option is available, you must allocate your Purchase Payments and Contract Value to only one of these options.
Changes to the Allocation Guidelines and Restrictions.   For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, Category 3, or Category 4. We will provide you with at least five business days prior written notice of any changes in classification of Investment Options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the Investment Options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider.
With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.
We may add to, or remove from, the list of single investment options available to satisfy the Allocation Guidelines and Restrictions in our sole discretion at any time.
If you receive notice of a change to the Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).
Portfolio Rebalancing.   You must elect portfolio rebalancing if you select the SecurePay rider. Under this program, we will “re-balance” your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See “Portfolio Rebalancing.”)
Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the rider. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider (see below).

Note: Changes to the Allocation Guidelines and Restrictions, to the frequency of portfolio rebalancing or to the composition of the Model Portfolios, when and if applied to your Contract Value allocations, may negatively affect the overall performance of the Investment Options in the affected Sub-Accounts.
Prohibited Allocation Instructions.   If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a “Prohibited Allocation instruction”), we will terminate your SecurePay rider. For example, if you are following the Allocation by Investment Category guidelines and you provide new instructions allocating 30% of your Contract Value to the Fidelity VIP Mid Cap Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 25% of your Contract Value.
For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation Instruction includes:
a.
allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;

b.
directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;

c.
transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;

d.
deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or

e.
terminating the rebalancing of your Contract Value.

If we terminate your SecurePay rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See “Reinstating Your SecurePay Rider Within 30 Days of Termination,” as applicable.
OTHER OPTIONAL BENEFITS
In addition to the death benefits and the SecurePay Pro rider discussed elsewhere in the Prospectus, other optional benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Portfolio Rebalancing	Automatically rebalances the Sub-Accounts you select (either quarterly, semi-annually or annually) to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts.	No Charge	• If you select the SecurePay rider, your allocations must comply with our Allocation Guidelines and Restrictions.
Dollar Cost Averaging	Automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you select, on a monthly basis over a specific period of time.	No Charge	• If you select the SecurePay rider, your allocations must comply with our Allocation Guidelines and Restrictions.
Automatic Withdrawal Plan (“AWP”)	Automatically withdraws a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date.	No Charge
•
If you select the SecurePay rider, the AWP will reduce Benefit Base and available SecurePay withdrawals.

•
Income taxes, including a 10% additional tax if you are younger than age 59½, may apply.

SUSPENSION OR DELAY IN PAYMENTS
Payments of a withdrawal or surrender of the Variable Account value or death benefit or transfers or variable income payments from the Variable Account are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal, surrender or transfer of the Variable Account value or variable income payments or death benefit for any period in the following circumstances where permitted by state law:
1.
when the New York Stock Exchange is closed other than the customary weekend and holiday closures;

2.
when trading on the New York Stock Exchange is restricted;

3.
when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);

4.
when the SEC, by order, so permits for the protection of security holders; or

5.
your premium check has not cleared your bank.

If, pursuant to SEC rules, the Invesco V.I. U.S. Government Money Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, death benefit or variable income payments from the Invesco V.I U.S. Government Money Portfolio Sub-Account until the Fund is liquidated.
We may delay payment of a withdrawal, surrender, fixed income payment or death benefit or transfer from the Guaranteed Account for up to six months where permitted.
SUSPENSION OF CONTRACTS
If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.
CHARGES AND DEDUCTIONS
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.20% of the average daily net assets of the Variable Account attributable to your Contract. This charge is represented as a component of the Base Contract Expense in the Fee Table section of this Prospectus.
The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.
Administration Charge
We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value. This fee is represented as a component of the Base Contract Expense in the Fee Table section of this Prospectus.
Death Benefit Fees
Return of Purchase Payments Death Benefit Fee.   If you select the Return of Purchase Payments Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. For the current Return of Purchase Payments Death Benefit fee, consult your Rate Sheet Prospectus Supplement. The charge for this benefit is applied to the Return of Purchase Payment Death Benefit value. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Date is the greater of  (1) your Contract Value, or (2) your adjusted aggregate Purchase Payments. (See “DEATH BENEFIT, Return of Purchase Payments Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your Contract Value of  $125,000.
Maximum Anniversary Value Death Benefit Fee.   If you select the Maximum Anniversary Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. For the current Maximum Anniversary Value Death Benefit fee, see your Rate Sheet Prospectus Supplement. The charge for this benefit is applied to the Maximum Anniversary Value Death Benefit value. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of  (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See “DEATH BENEFIT, Maximum Anniversary Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of  $120,000.
Maximum Quarterly Value Death Benefit Fee.   If you select the Maximum Quarterly Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. For your current Maximum Quarterly Value Death Benefit fee, see your Rate Sheet Prospectus Supplement. The charge for this benefit is applied to the Maximum Quarterly Value Death Benefit value. The value of your Maximum Quarterly Value Death Benefit on any Monthly Anniversary Date is the greatest of  (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest quarterly value attained as of that day. (See “DEATH BENEFIT, Maximum Quarterly Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of  $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest quarterly value attained of  $120,000.
Maximum Daily Value Death Benefit Fee.   If you select the Maximum Daily Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. For your current Maximum Daily Value Death Benefit fee, see your Rate Sheet Prospectus Supplement. The charge for this benefit is applied to the Maximum Daily Value Death Benefit value. The value of your Maximum Daily Value Death Benefit on any Monthly Anniversary Date is the greatest of  (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest daily value attained as of that day. (See “DEATH BENEFIT, Maximum Daily Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest daily value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of  $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest daily value attained equals $120,000, the fee we deduct on that day will be based on your greatest daily value attained of  $120,000.
Deduction of Maximum Anniversary, Maximum Quarterly, and Maximum Daily Death Benefit Fee.   We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, or Maximum Daily Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value when the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”) We do not assess a death benefit fee after the Annuity Date.
SecurePay Fee
We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

Information regarding the current fees for the SecurePay rider can be found in the Rate Sheet Prospectus Supplement that accompanies your Prospectus. See “Rate Sheet Prospectus Supplement Information.”
We reserve the right to increase the SecurePay Fee up to the maximum stated below if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the rider. We will not increase the SecurePay Fee above a maximum of 2.00% (2.20% under RightTime) of the Benefit Base, however.
If we increase the SecurePay Fee, we will give you at least 30 days’ written notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. See “SecurePay.”
Transfer Fee
Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.
Contract Maintenance Fee
Prior to the Annuity Date, we deduct a contract maintenance fee of  $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee. We deduct the contract maintenance fee to compensate us for certain fixed costs we bear in administering the Contract.
Fund Expenses
The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund’s assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)
Premium Taxes
Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.
Other Taxes
Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.
Other Information
We sell the Contracts through financial advisers associated with Financial Intermediaries. These financial advisers are also appointed and licensed as insurance agents of Protective Life. We intend to recover marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See “DISTRIBUTION OF THE CONTRACTS” for more information about these expenses.
ANNUITY PAYMENTS
Annuity Date
On the Issue Date, the Annuity Date is the oldest Owner’s or Annuitant’s 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner’s or Annuitant’s 95th birthday (the “Maximum Annuity

Date”). You may not choose an Annuity Date that is within 3 years after we accept your most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date.
If you choose to annuitize before the Maximum Annuity Date, the SecurePay rider will terminate and you will not be entitled to any benefits under the rider, including the Annual Withdrawal Amount. We will contact you if the Annuity Value would result in smaller payments than the Annual Withdrawal Amount value. We will inform you of the smaller payments associated with annuitizing and we will confirm which option you would prefer.
If you annuitize on the Maximum Annuity Date and your SecurePay rider is in effect, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See “Availability of SecurePay NH Benefit after Annuitization.”) If you do not select an Annuity Option, your monthly annuity payments will be the greater of  (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period.
You should discuss annuity options with your financial adviser.
Changing the Annuity Date
The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner’s or Annuitant’s 95th birthday. You may not choose a new Annuity Date that is within 3 years after we accept your most recent Purchase Payment. Also, you may not choose an Annuity Option for a certain period of less than 10 years.
Annuity Value
The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.
PayStream Plus® Annuitization Benefit
(not available in New Hampshire or Utah)
If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.
Annuity Income Payments
On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period. You have the option of choosing to receive annuity income payments monthly, quarterly, semi-annually, or annually. If variable income payments are elected, the mortality and expense risk charge and the administration charge will continue to be imposed as part of the net investment factor.
Fixed Income Payments
Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.
Variable Income Payments
Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). “Commuted value” is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to “APPENDIX: EXPLANATION OF THE VARIABLE INCOME PATMENT CALCULATION” for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).
Annuity Units
On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.
Determining the Amount of Variable Income Payments
We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.
We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.
The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:
a.
is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

b.
is the Annuity Unit value for the preceding Valuation Period; and

c.
is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.
If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.
Refer to “APPENDIX: EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION” for an explanation of the variable income payment calculation.
Exchange of Annuity Units
After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.
Annuity Options
You may select an Annuity Option or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. Your choice of Annuity Option may be limited, depending on your use of the Contract. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.
Generally, you may select from among the Annuity Options described below. However, certain Annuity Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a Qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. In addition, once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with the Required Minimum Distribution rules, if your Annuity is a Qualified Contract. For a discussion of the post-death distribution requirements for Qualified Contracts, see “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.”

Option A — Payments For a Certain Period:
We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.
Option B — Life Income With Or Without A Certain Period:
Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.
Additional Option:
You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.
When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. In addition, more frequent payments will generally result in lower payment amounts, and conversely, less frequent payments will result in higher payment amounts. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.
At this time Protective does not allow a “partial annuitization,” i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.
Minimum Amounts
If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company’s rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum. The current minimum payment amount is $50, but we reserve the right to change that amount in the future.
Death of Annuitant or Owner After Annuity Date
In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant’s death in order to comply with the Required Minimum Distribution rules. See “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.” After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant’s death.
YIELDS AND TOTAL RETURNS
From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.
Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds’ performance also reflects the Funds’ expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. See the prospectuses for the Funds.

Yields
The yield of the Invesco® V.I. U.S. Government Money Portfolio Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The SEC Standardized yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The SEC Standardized effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Sub-Account (except the Invesco® V.I. U.S. Government Money Portfolio Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.
Information regarding the current yield of the Invesco® V.I. U.S. Government Money Portfolio Sub-Account as well as the performance of the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx. Both SEC standardized and non-SEC standardized data are available.
Total Returns
The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.
Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.
Standardized Average Annual Total Returns
The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of  $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This SEC standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract, but excluding any deductions for premium taxes. Please note that yields and total returns for the Sub-Accounts do not reflect any Advisory Fees paid to Financial Intermediaries from Contract Value, and if such fees were reflected, performance would be lower.
When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.
Until a Sub-Account (other than the Invesco V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Invesco V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.
Non-Standard Average Annual Total Returns
In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.
Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in “Standardized Average Annual Total Returns,” above, is also disclosed.
Performance Comparisons
Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research Data Service (“VARDS”), and Morningstar Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
Such performance comparisons of Sub-Accounts do not reflect any Advisory Fees paid to financial intermediaries from Contract Value, and if such fees were reflected performance would be lower for both Protective and other variable annuity issuers.
Other Matters
Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.
All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund’s investment experience is positive.
FEDERAL TAX MATTERS
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.
The Company’s Tax Status
Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in an Owner’s Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:
1.
the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

2.
the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

3.
the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contract Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
Ownership Treatment
In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners’ gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.
Nonnatural Owner
As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.
In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:
1.
Contracts acquired by an estate of a decedent by reason of the death of the decedent;

2.
Certain Qualified Contracts;

3.
Contracts purchased by employers upon the termination of certain Qualified Plans;

4.
Certain Contracts used in connection with structured settlement agreements; and

5.
Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates
If the Contract’s Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Withdrawals and Surrenders
In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract” (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, the “investment in the contract” at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.
Withdrawals and surrenders may be subject to a 10% additional tax. (See “Additional Tax on Premature Distributions.”) Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Taxation of Annuity Payments
Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the “investment in the contract” (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).
Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.
There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.
Annuity income payments may be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Tax Consequences of Protected Lifetime Income Benefits
Withdrawals, pledges, or gifts.   In general, SecurePay Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value (“cash surrender value” in the case of a transfer without adequate consideration) over the “investment in the contract” at the time of the transaction. If you purchase the SecurePay rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of  (1) the AWA , or (2) the Contract Value (“cash surrender value” in the case of a transfer without adequate consideration) over the “investment in the contract.”
Annuity Payments.   If the oldest Owner’s or Annuitant’s 95th birthday occurs while the SecurePay rider is in effect, and we provide monthly payments equal to the greater of  (1) the AWA divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay settlement, in which case all payments made on or after that date will be fully includable in income.
SecurePay NH.   The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.
Taxation of Death Benefit Proceeds
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:
1.
if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

2.
if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:
1.
if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

2.
if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Assignments, Pledges, and Gratuitous Transfers
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of  (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the Owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.
Additional Tax on Premature Distributions
Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:
a.
received on or after the Owner reaches age 59½;

b.
attributable to the Owner’s becoming disabled (as defined in the tax law);

c.
made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

d.
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

e.
made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).
If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.
You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.
Medicare Hospital Insurance Tax on Certain Distributions
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax adviser.
Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity’s general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.
QUALIFIED RETIREMENT PLANS
In General
The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The

Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider in evaluating the suitability of the Contract, that additional Purchase Payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this Prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.
Required Minimum Distributions
In General.    In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the “RMD” rules). Legislation passed in 2019 (the “SECURE Act”) and in 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms or your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the “correction window,” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.
When Distributions Must Begin.   Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the “required beginning date.” In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the “applicable age.” In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.
If you were born...	Your “applicable age” is....
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75
Annual Distribution Amount.   If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract’s account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay Pro rider, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, Protective Life will calculate your RMDs during your lifetime if you ask us to do so.
Death Before Your Required Beginning Date.    In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death On Or After Your Required Beginning Date.    In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.
Spousal Continuation.    If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA. In certain circumstances, the spouse may have to take a “hypothetical RMD” before transferring their interest or treating your IRA as their own.
Annuity Payments.   If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the post-death distribution requirements.
The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Additional Tax on Premature Distributions
There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:
a.
received on or after the date the Owner reaches age 59½;

b.
received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

c.
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception “c” above for substantially equal periodic payments applies only if the Owner has separated from service). Certain other exceptions to the 10% additional tax not described herein also may apply. Please consult your tax adviser.
Other Considerations
When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.
Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.
Individual Retirement Accounts and Annuities
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
However, you may not use the Contract in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” (or SEP) under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.

Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.
A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59½; (2) made after the Owner’s death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner’s lifetime. A Roth IRA may accept a “qualified rollover contribution” from a (1) non-Roth IRA, (2) a “designated Roth account” maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.
A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.
Inherited IRAs
In certain circumstances, the Code permits an individual designated beneficiary of a qualified retirement plan or an IRA to directly transfer the beneficiary’s interest into an Inherited IRA. If you purchase this Contract in connection with an Inherited IRA, please take the following into consideration:
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For non-spouse beneficiaries, the purchase must be accomplished via a direct rollover from an eligible retirement plan of the deceased individual or a direct trustee-to-trustee transfer from an IRA of the deceased individual. Special rules apply to spouse beneficiaries.

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No additional Purchase Payments will be accepted as regular cash contributions to the IRA. However, you may be able to directly roll over or transfer additional Purchase Payments from an eligible retirement plan or IRA from the same deceased individual.

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No optional Protected Lifetime Income Benefits may be purchased.

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Your investment will not remain in the Contract indefinitely and distributions must be taken pursuant to theRequired Minimum Distribution rules as they apply to your situation. You could be subject to an excise tax for the failure to take a Required Minimum Distribution. See QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.

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You may generally make transfers between available Investment Options and make partial withdrawals greater than any amount required to be withdrawn as a Required Minimum Distribution.

Special tax rules apply to an Inherited IRA. You should work with your tax and legal counsel before you purchase this Contract as an Inherited IRA to understand any tax consequences with respect to your particular situation.
IRA to IRA Rollovers and Transfers
A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.
A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.
If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.
A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.
Pension and Profit-Sharing Plans
Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.
Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the extent to which certain aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan’s compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.
Section 403(b) Annuity Contracts
Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”).
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.
Protected Lifetime Income Benefits
The Company offers for an additional charge an optional Protected Lifetime Income Benefit rider — the SecurePay Pro rider. As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the SecurePay Pro rider. Plan fiduciaries should consult a tax adviser before purchasing a Qualified Contract with a SecurePay Pro rider because the purchase of a SecurePay Pro rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.
For example, it is unclear whether a SecurePay Pro rider is part of the “balance of the employee’s account” within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in SecurePay Pro rider coverage (such as upon the participant taking an “excess” withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain types of Qualified Plans, such as a profit sharing plan under Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules (“QJSA rules”) if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the SecurePay Pro rider is unclear. For example, it is unclear what actions under a SecurePay Pro rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the SecurePay Pro rider that could affect a Qualified Plan’s tax status which are not discussed here.

When the SecurePay Pro rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of  “incidental benefit.” The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.
Direct Rollovers
If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).
Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.
ADVISORY FEES PAID FROM YOUR CONTRACT VALUE
Whether you have a non-Qualified Contract or a Qualified Contract, the federal income tax treatment of Advisory Fees paid from your Contract Value is uncertain. You should consult a tax adviser regarding the tax treatment of Advisory Fees paid from your Contract Value and consider whether paying such Advisory Fees from another source might be more appropriate for you.
We will not treat Advisory Fees paid from your Contract Value as withdrawals for income tax reporting purposes if certain conditions are met. To meet those conditions, you and your Financial Intermediary must provide a completed written Advisory Fee Authorization form (which we will provide to you) that sets forth the amount of the Advisory Fees and the frequency with which the Advisory Fees should be deducted from your Contract Value and paid to your Financial Intermediary. The Advisory Fees may not exceed an amount equal to an annual rate of 1.5% of the Contract’s Contract Value and they may be used to compensate your Financial Intermediary only for investment advice provided to you with respect to the Contract and not for any other services. During any period for which the Advisory Fee Authorization is in effect, the Advisory Fees that are subject to such authorization must be paid solely out of the Contract Value and you, as the owner, may not pay such Advisory Fees directly to the Financial Intermediary. The Advisory Fee Authorization must be irrevocable with respect to Advisory Fees paid and Advisory Fees accrued but not yet paid. Regardless of whether we tax report Advisory Fees from your Contract, the Internal Revenue Service could determine that the fees should be treated as taxable withdrawals, in which case the amount of the fee deducted from your Contract Value could be included in your gross income and could be subject to the 10% additional tax.
In 2021, Protective Life obtained a private letter ruling (PLR) from the Internal Revenue Service that supports the approach described above regarding tax reporting with respect to Advisory Fees paid from non-Qualified contracts that Protective Life issues. It is important to understand that only Protective Life can rely on that ruling in dealing with the IRS; you cannot rely on the ruling. Protective Life has not obtained a ruling from the IRS regarding Advisory Fees paid from Qualified Contracts, although the IRS has issued PLRs to other taxpayers regarding such contracts and Protective Life plans to follow the conclusions in those PLRs.
We may begin tax reporting Advisory Fees as withdrawals at any time, including retroactively, and withhold tax from such amounts accordingly if we conclude that such treatment is more appropriate under federal income tax law, such as if the Internal Revenue Service provides guidance in the future requiring such treatment.
FEDERAL INCOME TAX WITHHOLDING
In General
Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.
Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax adviser regarding federal tax withholding with respect to the distributions from a Contract.
FATCA Withholding
In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of  “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.
GENERAL MATTERS
Error in Age or Gender
When a benefit of the Contract is contingent upon any person’s age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.
If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.
Incontestability
We will not contest the Contract.
Non-Participation
The Contract is not eligible for dividends and will not participate in Protective Life’s surplus or profits.
Assignment or Transfer of a Contract
You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee’s or transferee’s interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See “TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.”
Notice
All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.
Modification
No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).
Reports
At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.
Settlement
Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner’s instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.
Receipt of Payment
If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.
Protection of Proceeds
To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.
Minimum Values
The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.
Application of Law
The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.
No Default
The Contract will not be in default if subsequent Purchase Payments are not made.
DISTRIBUTION OF THE CONTRACTS
Distribution
We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Contracts on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as

Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with Financial Intermediaries for the sale of the Contracts. Financial advisers of these Financial Intermediaries sell the Contracts directly to purchasers. These financial advisers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.
We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.
We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, which IDI passed along directly to the Selling Broker-Dealers.
Fiscal Year Ended	Amount Paid to IDI
December 31, 2022	$37,339,184
December 31, 2023	$37,105,641
December 31, 2024	$48,216,905
Commissions
We do not pay Commissions to the Financial Intermediaries that sell this Contract. Financial Intermediaries receive compensation in connection with the Contract in the form of Advisory Fees paid by the Owner pursuant to an agreement between you and the Financial Intermediary. These Financial Intermediaries may include broker-dealers or their affiliated insurance agencies. Financial Intermediaries may also be registered investment advisers, or be affiliated with or in a contractual relation with, a registered investment adviser. If you have entered into an agreement with an investment adviser, your investment adviser is paid pursuant to that investment advisory agreement. We do not set the amount, or receive any of the amount paid to your investment adviser. You should ask your Financial Intermediary about compensation they receive related to this Contract.
Under certain circumstances, described below in the discussion of  “Additional Payments,” your financial adviser’s Financial Intermediary may receive payments as well as other, non-cash compensation, from us so that we have access to the financial advisers in order to educate them about the Contracts, as well as other products offered by Protective Life, and to encourage sales of this Contract. You may wish to speak with your financial adviser or an appropriate person at his/her associated selling Financial Intermediary about these payments, sometimes referred to as “revenue sharing arrangements”, and the potential conflict of interest that they may create for your Financial Intermediary.
We intend to recoup sales and marketing expenses through fees and charges deducted under the Contracts or from our general account. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events in accordance with all applicable federal and state rules, including FINRA’s non-cash compensation rules.
Additional Payments.   Subject to FINRA, broker-dealer and other rules, we or our affiliates also may pay the following types of fees to, among other things, encourage the sale of this Contract. These additional payments could create an incentive for your Financial Intermediary to recommend products that pay them more than others, which may not necessarily be to your benefit. All or a portion of the payments we make to Financial Intermediaries may be passed on to financial advisers according to a Financial Intermediary’s internal compensation practices.
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Access to Financial Intermediaries and/or broker-dealers for us such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.

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Gifts & Entertainment Occasional meals and entertainment, tickets to sporting events and other gifts.

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Joint marketing campaigns and/or event advertising/participation; sponsorship of sales contests and/or promotions in which participants (including Financial Intermediaries) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

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Marketing Expense Allowances Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.

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Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services (including subaccounting sponsorship of broker-dealer due diligence meetings; and/or expense allowances and reimbursements).

We may also pay to selected Financial Intermediaries, including those listed above as well as others, additional compensation in the form of  (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Financial Intermediaries’ registered representatives.
Inquiries
You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.
CEFLI
Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers (“CEFLI”), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.
LEGAL PROCEEDINGS
Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of IDI to perform its contract with the Variable Account, or the ability of Protective Life to meet its obligations under the Contracts.
VOTING RIGHTS
In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.
The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner’s percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner’s percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner’s percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.
The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.
It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.
Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS
The audited statements of assets and liabilities of the subaccounts that comprise Protective Variable Annuity Separate Account as of December 31, 2024, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-08108, filed with the SEC on April 16, 2025.
The audited statutory statements of admitted assets, liabilities, and capital and surplus of Protective Life Insurance Company as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024 as well as the Independent Auditors’ Report are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-08108, filed with the SEC on April 7, 2025. Protective Life’s audited statutory financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	AB Variable Products Series Fund, Inc. - Discovery Value Portfolio - Class B	1.06%	9.72%	8.57%	7.36%	4
U.S. Equity	AB Variable Products Series Fund, Inc. - Large Cap Growth Portfolio - Class B	0.90%	24.95%	15.87%	15.67%	3
U.S. Equity	AB Variable Products Series Fund, Inc. - Relative Value Portfolio - Class B	0.86%	12.76%	9.54%	9.39%	3
U.S. Equity	AB Variable Products Series Fund, Inc. - Small Cap Growth Portfolio - Class B(1)	1.15%	18.44%	7.28%	10.34%	4
Allocation	American Funds Insurance Series® American Funds® Global Balanced Fund - Class 4(1)	1.01%	6.32%	4.56%	5.65%	2
Allocation	American Funds Insurance Series® Asset Allocation Fund - Class 4	0.79%	16.11%	8.04%	8.05%	2
Allocation	American Funds Insurance Series® Capital Income Builder® - Class 4(1)	0.78%	9.93%	5.75%	5.17%	2
Taxable Bond	American Funds Insurance Series® Capital World Bond Fund® - Class 4	0.98%	-3.32%	-2.65%	-0.33%	1
International Equity	American Funds Insurance Series® Capital World Growth and Income Fund® - Class 4(1)	0.92%	13.70%	7.04%	8.17%	3
International Equity	American Funds Insurance Series® Global Growth Fund - Class 4(1)	0.91%	13.39%	9.49%	10.46%	3
International Equity	American Funds Insurance Series® Global Small Capitalization Fund - Class 4(1)	1.15%	2.12%	2.74%	5.54%	4
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 4	0.84%	31.29%	18.53%	16.29%	3
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 4	0.78%	23.93%	12.73%	11.93%	3
International Equity	American Funds Insurance Series® International Fund - Class 4	1.03%	2.93%	0.97%	3.75%	4
International Equity	American Funds Insurance Series® New World Fund® - Class 4(1)	1.07%	6.33%	4.29%	5.96%	4
Taxable Bond	American Funds Insurance Series® The Bond Fund of America® - Class 4(1)	0.73%	0.98%	0.07%	1.42%	1
Taxable Bond	American Funds Insurance Series® U.S. Government Securities Fund® - Class 4(1)	0.75%	0.44%	-0.13%	0.84%	1
U.S. Equity	American Funds Insurance Series® Washington Mutual Investors Fund℠ - Class 4(1)	0.75% .	18.85%	11.92%	9.99%	3
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III(1)	0.57%	11.36%	6.86%	6.48%	2
Allocation	BlackRock Global Allocation V.I. Fund - Class III - BlackRock (Singapore) Limited; BlackRock International Limited(1)	1.02%	8.93%	5.72%	5.32%	2
International Equity	BlackRock International V.I. Fund - Class I - BlackRock International Limited(1)	0.86%	0.37%	3.49%	4.61%	4

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	ClearBridge Variable Dividend Strategy Portfolio - Class II - ClearBridge Investments, LLC	1.00%	16.69%	10.69%	10.47%	3
U.S. Equity	ClearBridge Variable Large Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	0.99%	27.56%	14.46%	—	3
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class II - ClearBridge Investments, LLC	1.06%	9.73%	6.35%	7.02%	4
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	1.05%	4.23%	5.13%	7.66%	4
Allocation	Columbia Variable Portfolio - Balanced Fund - Class 2	1.00%	14.30%	9.15%	8.25%	2
Taxable Bond	Columbia Variable Portfolio - Emerging Markets Bond Fund - Class 2(1)	1.00%	6.13%	0.46%	2.66%	4
Taxable Bond	Columbia Variable Portfolio - Intermediate Bond Fund - Class 2	0.77%	1.73%	-0.06%	1.65%	1
Taxable Bond	Columbia Variable Portfolio - Limited Duration Credit Fund - Class 2(1)	0.66%	4.64%	1.81%	2.08%	1
U.S. Equity	Columbia Variable Portfolio - Select Mid Cap Value Fund - Class 2(1)	1.07%	12.27%	9.58%	8.18%	4
Taxable Bond	Columbia Variable Portfolio - Strategic Income Fund - Class 2(1)	0.94%	4.51%	1.82%	3.10%	2
U.S. Equity	Dimensional VA Equity Allocation Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(1) (formerly, DFA VA Equity Allocation Portfolio - Institutional Class)	0.31%	15.10%	10.74%	—	3
Taxable Bond	Dimensional VA Global Bond Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited (formerly, DFA VA Global Bond Portfolio - Institutional Class)	0.21%	5.38%	0.81%	1.53%	1
Allocation	Dimensional VA Global Moderate Allocation Portfolio - Institutional Class(1) (formerly, DFA VA Global Moderate Allocation Portfolio - Institutional Class)	0.28%	11.99%	7.77%	6.95%	2
International Equity	Dimensional VA International Small Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited (formerly, DFA VA International Small Portfolio - Institutional Class)	0.39%	3.82%	4.11%	5.91%	4
International Equity	Dimensional VA International Value Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited (formerly, DFA VA International Value Portfolio - Institutional Class)	0.28%	6.62%	7.08%	5.62%	4
Taxable Bond	Dimensional VA Short-Term Fixed Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited (formerly, DFA VA Short-Term Fixed Portfolio - Institutional Class)	0.12%	5.48%	1.91%	1.57%	1
U.S. Equity	Dimensional VA U.S. Large Value Portfolio - Institutional Class (formerly, DFA VA U.S. Large Value Portfolio - Institutional Class)	0.21%	13.38%	8.43%	8.52%	3
U.S. Equity	Dimensional VA U.S. Targeted Value Portfolio - Institutional Class (formerly, DFA VA U.S. Targeted Value Portfolio - Institutional Class)	0.28%	8.14%	12.55%	9.46%	4
Allocation	Fidelity® VIP Asset Manager 50% Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd (formerly, Fidelity® VIP Asset Manager Portfolio)	0.77%	8.23%	5.38%	5.40%	2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Allocation	Fidelity® VIP Asset Manager 70% Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd (formerly, Fidelity® VIP Asset Manager: Growth Portfolio)	0.88%	10.55%	7.19%	6.79%	3
Allocation	Fidelity® VIP Balanced Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.67%	15.58%	10.57%	9.35%	2
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.81%	33.45%	16.74%	13.33%	3
Sector Equity	Fidelity® VIP Energy Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.85%	4.02%	12.13%	4.19%	4
Allocation	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2(1)	0.66%	5.39%	2.80%	3.16%	1
Allocation	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2(1)	0.81%	9.45%	6.41%	6.51%	3
Allocation	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2(1)	0.86%	12.38%	8.57%	8.45%	3
U.S. Equity	Fidelity® VIP Growth Opportunities Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.82%	38.56%	18.46%	17.93%	4
U.S. Equity	Fidelity® VIP Growth Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.81%	30.07%	18.63%	16.34%	3
Sector Equity	Fidelity® VIP Health Care Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.84%	4.86%	5.19%	7.81%	3
International Equity	Fidelity® VIP International Capital Appreciation Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.03%	7.92%	6.61%	8.01%	4
Taxable Bond	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.63%	1.50%	0.20%	1.68%	1
Sector Equity	Fidelity® VIP Materials Portfolio - Initial Class - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.67%	-2.44%	8.95%	5.52%	4
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.82%	17.18%	11.06%	8.94%	3
Allocation	Fidelity® VIP Target Volatility Portfolio - Service Class 2(1)	0.84%	9.80%	5.20%	5.65%	2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Sector Equity	Fidelity® VIP Technology Portfolio - Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.57%	35.59%	23.82%	21.93%	4
Sector Equity	Fidelity® VIP Utilities Portfolio - Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.61%	29.00%	9.56%	9.77%	3
U.S. Equity	Fidelity® VIP Value Strategies Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.84%	9.16%	11.93%	9.37%	4
Allocation	First Trust Multi Income Allocation Portfolio - Class I (1)	1.16%	9.98%	5.05%	4.92%	2
Allocation	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1.18%	6.01%	4.48%	6.14%	2
U.S. Equity	Franklin DynaTech VIP Fund - Class 2 - Franklin Advisers, Inc.	0.87%	30.44%	13.64%	12.67%	4
Allocation	Franklin Income VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.72%	7.20%	5.29%	5.27%	2
International Equity	Franklin Mutual Global Discovery VIP Fund - Class 2 - Franklin Mutual Advisers, LLC(3)	1.16%	4.66%	6.42%	5.87%	3
Allocation	Franklin Mutual Shares VIP Fund - Class 2 - Franklin Mutual Advisers, LLC(3)	0.94%	11.27%	5.75%	5.83%	3
U.S. Equity	Franklin Rising Dividends VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.88%	10.79%	10.30%	10.44%	3
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 2 - Franklin Mutual Advisers, LLC(1)	0.90%	11.71%	8.36%	8.17%	4
U.S. Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	1.08%	11.04%	9.75%	9.32%	4
Taxable Bond	Franklin Strategic Income VIP Fund - Class 2 - Franklin Advisers, Inc.(1)(4)	1.04%	4.02%	1.19%	1.98%	2
Taxable Bond	Goldman Sachs VIT Core Fixed Income Fund - Service Class(1)	0.67%	0.89%	-0.42%	1.17%	1
U.S. Equity	Goldman Sachs VIT Mid Cap Growth Fund - Service Class(1)	0.98%	20.23%	11.04%	10.20%	4
U.S. Equity	Goldman Sachs VIT Mid Cap Value Fund - Service Class(1)(3)	1.07%	12.12%	9.57%	7.71%	4
U.S. Equity	Goldman Sachs VIT Small Cap Equity Insights Fund - Service Class(1)	1.06%	18.76%	8.73%	8.69%	4
U.S. Equity	Goldman Sachs VIT Strategic Growth Fund - Service Class(1)	0.96%	31.99%	16.47%	14.61%	3
Allocation	Goldman Sachs VIT Trend Driven Allocation Fund - Service Class(1)	0.96%	11.73%	4.77%	4.16%	2
Allocation	Invesco® V.I. Balanced-Risk Allocation Fund - Series II(1)	1.06%	3.56%	2.51%	3.57%	2
U.S. Equity	Invesco® V.I. Comstock Fund - Series II	1.01%	14.87%	11.31%	9.21%	3
Allocation	Invesco® V.I. Equity and Income Fund - Series II	0.82%	11.91%	8.12%	7.09%	2
International Equity	Invesco® V.I. EQV International Equity Fund - Series II(4)	1.15%	0.34%	2.97%	4.10%	3
International Equity	Invesco® V.I. Global Fund - Series II	1.06%	15.78%	9.21%	9.58%	4
Sector Equity	Invesco® V.I. Global Real Estate Fund - Series II - Invesco Asset Management Limited	1.27%	-2.11%	-2.64%	1.26%	4
Taxable Bond	Invesco® V.I. Government Securities Fund - Series II	0.95%	1.48%	-0.40%	0.67%	1
U.S. Equity	Invesco® V.I. Growth and Income Fund - Series II	1.00%	15.72%	9.81%	8.53%	3

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	Invesco® V.I. Main Street Fund® - Series II(1)(4)	1.05%	23.39%	11.81%	10.97%	3
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series II	1.11%	12.41%	10.21%	8.73%	4
Buffer	Invesco® V.I. S&P 500 Buffer December Fund - Series II - Invesco Asset Management Limited(1)	0.96%	13.73%	—	—	3
Buffer	Invesco® V.I. S&P 500 Buffer June Fund ‑ Series II ‑ Invesco Asset Management Limited(1)	0.96%	13.76%	—	—	3
Buffer	Invesco® V.I. S&P 500 Buffer March Fund - Series II - Invesco Asset Management Limited(1)	0.96%	13.06%	—	—	3
Buffer	Invesco® V.I. S&P 500 Buffer September Fund - Series II - Invesco Asset Management Limited(1)	0.96%	10.02%	—	—	3
Money Market	Invesco® V.I. U.S. Government Money Portfolio - Series I	0.66%	4.63%	2.11%	1.40%	1
Allocation	Janus Henderson Balanced Portfolio - Service Shares	0.87%	15.15%	8.06%	8.40%	2
U.S. Equity	Janus Henderson Forty Portfolio - Service Shares	0.83%	28.14%	15.12%	15.36%	3
International Equity	Janus Henderson Global Sustainable Equity Portfolio - Service Shares(1)	0.99%	11.01%	—	—	4
Sector Equity	Janus Henderson Global Technology and Innovation Portfolio - Service Shares	0.97%	31.76%	17.80%	19.06%	4
International Equity	Janus Henderson Overseas Portfolio - Service Shares	1.13%	5.58%	6.95%	5.29%	4
Taxable Bond	Lord Abbett Series Fund - Bond Debenture Portfolio - Class VC	0.99%	6.72%	1.90%	3.73%	2
U.S. Equity	Lord Abbett Series Fund - Dividend Growth Portfolio - Class VC	0.99%	22.14%	12.23%	11.16%	3
U.S. Equity	Lord Abbett Series Fund - Fundamental Equity Portfolio - Class VC(1)	1.08%	16.65%	8.81%	7.91%	4
U.S. Equity	Lord Abbett Series Fund - Growth Opportunities Portfolio - Class VC	1.13%	30.61%	7.67%	9.37%	4
Taxable Bond	Lord Abbett Series Fund - Short Duration Income Portfolio - Class VC	0.84%	5.14%	1.70%	2.09%	1
Allocation	LVIP American Century Balanced Fund - Standard Class II(1)(5) (formerly, American Century Investments® VP Balanced Fund - Class I)	0.77%	12.06%	7.05%	6.76%	2
U.S. Equity	LVIP American Century Disciplined Core Value Fund - Standard Class II(1)(5) (formerly, American Century Investments® VP Disciplined Core Value Fund - Class I)	0.71%	13.09%	8.19%	8.24%	4
International Equity	LVIP American Century International Fund - Standard Class II(1)(5) (formerly, American Century Investments® VP International Fund - Class I)	0.95%	2.61%	3.54%	4.93%	4
U.S. Equity	LVIP American Century Ultra Fund - Standard Class II(1)(5) (formerly, American Century Investments® VP Ultra® Fund - Class I)	0.75%	28.80%	18.20%	16.46%	4
U.S. Equity	MFS® VIT Growth Series - Service Class(1)	0.97%	31.15%	14.46%	14.82%	3
U.S. Equity	MFS® VIT II Core Equity Portfolio - Service Class(1)	1.04%	19.87%	12.45%	12.18%	3
International Equity	MFS® VIT II International Growth Portfolio - Service Class(1)	1.13%	8.76%	5.84%	7.56%	3
International Equity	MFS® VIT II International Intrinsic Value Portfolio - Service Class(1)	1.14%	6.97%	4.88%	7.26%	3
U.S. Equity	MFS® VIT II Massachusetts Investors Growth Stock Portfolio - Service Class(1)	0.97%	15.98%	12.16%	12.91%	3
Foreign Large Blend	MFS® VIT II Research International Portfolio - Service Class(1)	1.14%	2.78%	3.64%	4.95%	4
U.S. Equity	MFS® VIT III Blended Research® Small Cap Equity Portfolio - Service Class(1)	0.82%	4.65%	5.94%	7.75%	4

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Global Real Estate	MFS® VIT III Global Real Estate Portfolio - Service Class(1)	1.15%	-2.92%	0.66%	4.47%	4
Mid-Cap Value	MFS® VIT III Mid Cap Value Portfolio - Service Class(1)	1.04%	13.52%	9.47%	8.78%	4
Mid-Cap Growth	MFS® VIT Mid Cap Growth Series - Service Class(1)	1.05%	14.44%	8.85%	11.43%	4
U.S. Equity	MFS® VIT New Discovery Series - Service Class(1)	1.12%	6.44%	4.71%	8.92%	4
Allocation	MFS® VIT Total Return Series - Service Class(1)	0.86%	7.46%	5.89%	6.20%	3
International Equity	Morgan Stanley VIF Global Strategist Portfolio - Class II(1)	1.00%	7.42%	4.02%	4.35%	2
U.S. Equity	Morgan Stanley VIF Growth Portfolio - Class II(1)	0.82%	61.01%	15.54%	16.37%	4
Allocation	PIMCO VIT All Asset Portfolio - Advisor Class - Research Affiliates LLC(1)	2.365%	3.57%	4.31%	4.25%	2
Commodities	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class(1)	2.38%	3.97%	6.98%	1.55%	4
Taxable Bond	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1.38%	7.42%	0.82%	3.27%	2
Allocation	PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class(1)	1.28%	9.02%	3.12%	4.36%	2
Taxable Bond	PIMCO VIT High Yield Portfolio - Advisor Class	0.90%	6.78%	3.25%	4.39%	2
Taxable Bond	PIMCO VIT Income Portfolio - Advisor Class	1.16%	5.30%	2.61%	—	2
Taxable Bond	PIMCO VIT Long-Term U.S. Government Portfolio - Advisor Class	2.675%	-6.10%	-5.02%	-0.82%	2
Taxable Bond	PIMCO VIT Low Duration Portfolio - Advisor Class	0.77%	4.39%	0.98%	1.18%	1
Taxable Bond	PIMCO VIT Real Return Portfolio - Advisor Class	1.17%	2.03%	1.83%	2.05%	2
Taxable Bond	PIMCO VIT Short-Term Portfolio - Advisor Class	0.72%	5.95%	2.66%	2.29%	1
Taxable Bond	PIMCO VIT Total Return Portfolio - Advisor Class	0.89%	2.43%	-0.13%	1.43%	1
Allocation	Protective Life Dynamic Allocation Series - Conservative Portfolio(1)	0.90%	7.20%	2.29%	—	1
Allocation	Protective Life Dynamic Allocation Series - Growth Portfolio(1)	0.90%	18.34%	4.73%	—	3
Allocation	Protective Life Dynamic Allocation Series - Moderate Portfolio	0.90%	9.20%	3.20%	—	2
U.S. Equity	Royce Capital Small-Cap Portfolio - Service Class(3)	1.38%	3.26%	6.93%	5.38%	4
U.S. Equity	T. Rowe Price® All-Cap Opportunities Portfolio(1)	0.80%	25.16%	17.18%	16.13%	3
U.S. Equity	T. Rowe Price® Blue Chip Growth Portfolio-II Class	0.99%	35.17%	14.18%	14.48%	3
Sector Equity	T. Rowe Price® Health Sciences Portfolio-II Class	1.10%	1.42%	5.81%	8.20%	4
Allocation	T. Rowe Price® Moderate Allocation Portfolio(1)	0.86%	10.06%	5.51%	6.39%	2
International Equity	Templeton Developing Markets VIP Fund - Class 2 - Franklin Templeton Investment Management, Ltd(1)	1.36%	7.67%	0.88%	3.98%	4
International Equity	Templeton Foreign VIP Fund - Class 2 - Templeton Investment Counsel, LLC(1)(3)	1.06%	-1.00%	2.60%	2.38%	4
Taxable Bond	Templeton Global Bond VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.75%	-11.37%	-4.85%	-2.03%	2
Allocation	Vanguard® VIF Balanced Portfolio	0.21%	14.80%	8.18%	8.37%	2
U.S. Equity	Vanguard® VIF Capital Growth Portfolio	0.34%	13.41%	11.86%	12.37%	3
Allocation	Vanguard® VIF Conservative Allocation Portfolio	0.12%	7.49%	4.04%	4.90%	2
U.S. Equity	Vanguard® VIF Diversified Value Portfolio	0.29%	14.89%	12.24%	9.76%	3
U.S. Equity	Vanguard® VIF Equity Income Portfolio	0.29%	15.12%	9.85%	9.89%	3
U.S. Equity	Vanguard® VIF Equity Index Portfolio	0.14%	24.84%	14.36%	12.95%	3
Taxable Bond	Vanguard® VIF Global Bond Index Portfolio	0.13%	2.03%	-0.23%	—	2
U.S. Equity	Vanguard® VIF Growth Portfolio	0.33%	33.14%	15.96%	14.67%	3
Taxable Bond	Vanguard® VIF High Yield Bond Portfolio	0.24%	6.30%	3.37%	4.53%	2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)			SecurePay Pro Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
International Equity	Vanguard® VIF International Portfolio	0.33%	9.01%	6.27%	8.40%	4
U.S. Equity	Vanguard® VIF Mid-Cap Index Portfolio	0.17%	15.08%	9.70%	9.41%	3
Allocation	Vanguard® VIF Moderate Allocation Portfolio	0.12%	10.32%	6.06%	6.52%	2
Money Market	Vanguard® VIF Money Market Portfolio(1)	0.15%	5.19%	2.43%	1.80%	1
Sector Equity	Vanguard® VIF Real Estate Index Portfolio	0.26%	4.74%	2.84%	4.99%	4
Taxable Bond	Vanguard® VIF Short-Term Investment-Grade Portfolio	0.14%	4.89%	1.97%	2.24%	1
Taxable Bond	Vanguard® VIF Total Bond Market Index Portfolio	0.14%	1.24%	-0.39%	1.25%	1
International Equity	Vanguard® VIF Total International Stock Market Index Portfolio	0.08%	5.06%	4.23%	—	4
U.S. Equity	Vanguard® VIF Total Stock Market Index Portfolio	0.13%	23.71%	13.67%	12.37%	3
Taxable Bond	Western Asset Core Plus VIT Portfolio - Class II - Western Asset Management Company Pte Ltd. – Singapore; Western Asset Management Company, LLC; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Limited – UK	0.78%	-0.86%	-1.42%	—	1

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

(2)
If you have purchased the SecurePay Pro rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The following table specifies the minimum and maximum percentages of your Contract Value that must be allocated to each of the four Investment Categories during the accumulation phase in order for you to remain eligible for benefits under the SecurePay Pro rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option). You can select the percentage of Contract Value to allocate to individual Funds within each group, but the total investment for all Funds in a group must comply with the specified minimum and maximum percentages for that group. See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS” in the Prospectus.

Investment Category	Minimum Allocation	Maximum Allocation
1	40%	100%
2	0%	60%
3	0%	25%
4	Not Permitted	Not Permitted

(3)
The Franklin Mutual Global Discovery VIP Fund Class 2, Franklin Mutual Shares VIP Fund Class 2, Templeton Foreign VIP Fund Class 2, Goldman Sachs VIT Mid Cap Value Fund Service Class, and Royce Capital Fund-Small-Cap Portfolio Service Class will not be available to Contracts issued on or after May 1, 2021.

(4)
The American Funds IS Capital Income Builder, Class 4; Franklin Strategic Income VIP, Class 2; Invesco V.I. EQV International Equity, Class 2 and Invesco V.I. Main Street, Class 2 will not be available to Contracts issued on or after May 1, 2022.

(5)
Not available to applications signed on or after April 26, 2024.

APPENDIX: EXAMPLE OF DEATH BENEFIT CALCULATIONS
The purpose of the following examples is to illustrate the Contract Value, Return of Purchase Payments Death Benefit, Maximum Anniversary Value, Maximum Quarterly Value, and Maximum Daily Value Death Benefits when the SecurePay rider has been elected and when the SecurePay rider has not been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges, including the advisory fee. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Example of Death Benefit Calculation — Contract Value Death Benefit When Owning the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Contract Value Death Benefit at the time of Contract purchase

•
Purchased the SecurePay Pro Rider

•
Elected Single Life Coverage under the SecurePay Pro Rider

•
Set the Benefit Election Date on 11/30/2029 and began taking SecurePay Withdrawals, client is age 65

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Return of Contract Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (A)	N/A	—	100,000	100,000	—	100,000
1/1/26	Anniversary	120,000 (B)	—	—	—	120,000	120,000	—	120,000
5/15/26	Purchase Payment	130,000	80,000 (C)	—	—	210,000 (D)	210,000	—	210,000
1/1/27	Anniversary	202,000	—	—	—	202,000	210,000	—	202,000
4/1/27	Withdrawal	208,000	—	25,000 (E)	—	183,000 (F)	184,760	25,000 (G)	183,000 (H)
1/1/28	Anniversary	190,000	—	—	—	190,000	190,000	—	190,000
1/1/29	Anniversary	180,000	—	—	—	180,000	190,000	—	180,000
11/30/29	SecurePay WD	175,000	—	9,500 (I)	—	165,500	190,000	9,500 (J)	165,500
1/1/30	SecurePay WD	165,000		9,500 (K)	—	155,500	190,000	9,500	155,500
3/31/30	Excess Withdrawal	158,000	—	16,000 (L)	2,130 (M)	142,000	182,184	18,130 (N)	142,000
7/1/30	Owner Death	125,000 (O)	—	—	1,875 (P)	125,000	182,184	1,875	125,000 (Q)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
A Purchase Payment of  $80,000 is made on 5/15/2026 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(D)
$210,000 = $130,000 + $80,000.

(E)
A withdrawal of  $25,000 is made. This withdrawal is made before the SecurePay Pro rider’s Benefit Election Date.

(F)
$183,000 = $208,000 − $25,000.

(G)
The Adjusted Withdrawal Amount is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000 (equal to the contract value), the adjusted withdrawal amount is $25,000 is equal to $25,000 / $208,000 x $208,000.

(H)
The Return of Contract Value Death Benefit is equal to the Contract Value.

(I)
The SecurePay Pro Benefit Election Date is set on 11/30/2029, and the first SecurePay Pro Withdrawal of  $9,500 is taken. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(J)
The Adjusted Withdrawal Amount is $9,500. Assuming the death benefit at the time of withdrawal is $175,000 (equal to the Contract Value), the adjusted withdrawal amount is $9,500 is equal to $9,500 / $175,000 x $175,000.

(K)
A withdrawal of  $9,500 is made on 1/1/2030. This amount is equal to the Annual Withdrawal Amount for this Contract Year. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(L)
An Excess Withdrawal under the SecurePay Pro rider of  $16,000 is made on 3/31/2030.

(M)
An Advisory Fee of 1.5% of Contract Value is taken ($2,130).

(N)
The Adjusted Withdrawal Amount is $18,130. Assuming the death benefit at the time of withdrawal is $158,000 (equal to the Contract Value), the adjusted withdrawal amount is $18,130 is equal to $18,130 / $158,000 x $158,000.

(O)
The Owner dies on 7/1/2030 and the Contract Value at that time has declined to $125,000.

(P)
An Advisory Fee of 1.5% of Contract Value is taken ($1,875).

(Q)
The Contract Value paid to the beneficiary is $125,000.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•
Purchased the SecurePay Pro Rider

•
Elected Single Life Coverage under the SecurePay Pro Rider

•
Set the Benefit Election Date on 11/30/2029 and began taking SecurePay Withdrawals, client is age 65

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/25	Contract Issue	N/A	100,000 (A)	N/A	—	100,000	100,000	—	100,000
1/1/26	Anniversary	120,000 (B)	—	—	—	120,000	120,000	—	120,000
5/15/26	Purchase Payment	130,000	80,000 (C)	—	—	210,000 (D)	210,000	—	210,000
1/1/27	Anniversary	202,000	—	—	—	202,000	210,000	—	202,000
4/1/27	Withdrawal	208,000	—	25,000 (E)	—	183,000 (F)	184,760	21,635 (G)	183,000 (H)
1/1/28	Anniversary	190,000	—	—	—	190,000	190,000	—	190,000
1/1/29	Anniversary	180,000	—	—	—	180,000	190,000	—	180,000
11/30/29	SecurePay WD	175,000	—	9,500 (I)	—	165,500	190,000	8,597 (J)	165,500 (K)
1/1/30	SecurePay WD	165,000		9,500 (L)	—	155,500	190,000	8,623	155,500
3/31/30	Excess Withdrawal	158,000	—	16,000 (M)	2,130 (N)	142,000	182,184	16,196 (O)	142,000 (P)
7/1/30	Owner Death	125,000 (Q)	—	—	1,875 (R)	125,000	182,184	1,874	125,000 (S)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
A Purchase Payment of  $80,000 is made on 5/15/2026 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(D)
$210,000 = $130,000 + $80,000.

(E)
A withdrawal of  $25,000 is made. This withdrawal is made before the SecurePay Pro rider’s Benefit Election Date.

(F)
$183,000 = $208,000 − $25,000.

(G)
The Adjusted Withdrawal Amount is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000, the adjusted withdrawal amount is $21,635 is equal to $25,000 / $208,000 x $180,000.

(H)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. The Return of Purchase Payments Death Benefit is $183,000. The Return of Purchase Payments Death Benefit of  $183,000 is equal to the greater of  $183,000 or $158,365 ($100,000 + $80,000 − $21,635), respectively.

(I)
The SecurePay Pro Benefit Election Date is set on 11/30/2029, and the first SecurePay Pro Withdrawal of  $9,500 is taken. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(J)
The Adjusted Withdrawal Amount is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The Adjusted Withdrawal Amount is $8,597.

(K)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $165,500 is equal to the greater of  $165,500 or $149,768 ($100,000 + $80,000 − $21,635 − $8,597) respectively.

(L)
A withdrawal of  $9,500 is made on 1/1/2030. This amount is equal to the Annual Withdrawal Amount for this Contract Year. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(M)
An Excess Withdrawal under the SecurePay Pro rider of  $16,000 is made on 3/31/2030.

(N)
An Advisory Fee of 1.5% of Contract Value is taken ($2,130).

(O)
The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $141,145, the adjusted withdrawal amount is $16,196 = $18,130 / $158,000 x $141,145.

(P)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. The Return of Purchase Payments Death Benefit is $142,000. The Return of Purchase Payments Death Benefit of  $142,000 is equal to the greater of  $142,000 or $124,949 ($100,000 + $80,000 − $21,635 − $8,597 − $8,623 − $16,196) respectively.

(Q)
An Advisory Fee of 1.5% of Contract Value is taken ($1,875).

(R)
The Owner dies on 7/1/2030 and the Contract Value at that time has declined to $125,000.

(S)
The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. The Return of Purchase Payments Death Benefit is $125,000. The Return of Purchase Payments Death Benefit of  $125,000 is equal to the greater of  $125,000 or $123,075 ($100,000 + $80,000 − $21,635 − $8,597 − $8,623 − $16,196 − $1,874), respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Maximum Anniversary Value Death Benefit at the time of Contract purchase

•
Purchased the SecurePay Pro Rider

•
Elected Single Life Coverage under the SecurePay Pro Rider

•
Set the Benefit Election Date on 11/30/2029 and began taking SecurePay Withdrawals, client is age 65

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Anniversary Value (A)	Maximum Anniversary Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (B)	N/A	—	100,000	100,000	—	100,000	—
1/1/26	Anniversary	120,000 (C)	—	—	—	120,000	120,000	—	143,075	—
5/15/26	Purchase Payment	130,000	80,000 (D)	—	—	210,000 (E)	210,000	—	—	—
1/1/27	Anniversary	202,000	—	—	—	202,000	210,000	—	145,075	—
4/1/27	Withdrawal	208,000	—	25,000 (F)	—	183,000 (G)	184,760	21,635 (H)	—	—
1/1/28	Anniversary	190,000	—	—	—	190,000	190,000	—	154,710 (I)	—
7/1/28	Quarterly Anniversary	195,000	—	—	—	195,000	190,000	—	—	—
1/1/29	Anniversary	180,000	—	—	—	180,000	190,000	—	144,710	—
11/30/29	SecurePay WD	175,000	—	9,500 (J)	—	165,500	190,000	8,597 (K)	139,710 (L)	—
1/1/30	SecurePay WD	165,000		9,500 (M)	—	155,500	190,000	8,623	138,307	—
3/31/30	Excess Withdrawal	158,000	—	16,000 (N)	2,130 (O)	142,000	182,184	16,196 (P)	—	—
7/1/30	Owner Death	125,000 (Q)	—	—	1,875 (R)	125,000	182,184	1,874	—	154,710 (S)

(A)
For purposes of the example, the anniversary values have been retrospectively calculated from the date of death of 7/1/2030. If an alternative date of death was assumed, the anniversary values may differ.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
A Purchase Payment of  $80,000 is made on 5/15/2026 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(E)
$210,000 = $130,000 + $80,000.

(F)
A withdrawal of  $25,000 is made. This withdrawal is made before the SecurePay Pro rider’s Benefit Election Date.

(G)
$183,000 = $208,000 − $25,000.

(H)
The Adjusted Withdrawal Amount is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000, the adjusted withdrawal amount is $21,635 is equal to $25,000 / $208,000 x $180,000.

(I)
Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. The Anniversary Value is $154,710. The Anniversary Value of  $154,710 is equal to $190,000 − $8,597 − $8,623 − $16,196 − $1,874. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(J)
The SecurePay Pro Benefit Election Date is set on 11/30/2029, and the first SecurePay Pro Withdrawal of  $9,500 is taken. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(K)
The Adjusted Withdrawal Amount is $8,597. Assuming the death benefit at the time of withdrawal is $158,365, the adjusted withdrawal amount is $8,597 is equal to $9,500 / $175,000 x $158,365.

(L)
Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. The Anniversary Value is $139,710. The Anniversary Value of  $139,710 is equal to $175,000 − $8,597 − $8,623 − $16,196 − $1,874.

(M)
A withdrawal of  $9,500 is made on 1/1/2030. This amount is equal to the Annual Withdrawal Amount for this Contract Year. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(N)
An Excess Withdrawal under the SecurePay Pro rider of  $16,000 is made on 3/31/2030.

(O)
An Advisory Fee of 1.5% of Contract Value is taken ($2,130).

(P)
The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $141,145, the adjusted withdrawal amount is $16,196 = $18,130 / $158,000 x $141,145.

(Q)
The owner dies on 7/1/2030 and the Contract Value at that time has declined to $125,000.

(R)
An Advisory Fee of 1.5% of Contract Value is taken ($1,875).

(S)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. The Maximum Anniversary Value Death Benefit is $154,710. The Maximum Anniversary Value Death Benefit of  $154,710 is equal to the greatest of  $125,000 or $123,075 ($100,000 + $80,000 − $21,635 − $8,597 − $8,623 − $16,196 − $1,874) or $154,710, respectively.

Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit When Owning the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Maximum Quarterly Value Death Benefit at the time of Contract purchase

•
Purchased the SecurePay Pro Rider

•
Elected Single Life Coverage under the SecurePay Pro Rider

•
Set the Benefit Election Date on 11/30/2029 and began taking SecurePay Withdrawals, client is age 65

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Quarterly Anniversary Value (A)	Maximum Quarterly Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (B)	N/A	—	100,000	100,000	—	100,000	—
1/1/26	Anniversary	120,000 (C)	—	—	—	120,000	120,000	—	143,075	—
5/15/26	Purchase Payment	130,000	80,000 (D)	—	—	210,000 (E)	210,000	—	—	—
1/1/27	Anniversary	202,000	—	—	—	202,000	210,000	—	145,075	—
4/1/27	Withdrawal	208,000	—	25,000 (F)	—	183,000 (G)	184,760	21,635 (H)	151,075	—
1/1/28	Anniversary	190,000	—	—	—	190,000	190,000	—	154,710	—
7/1/28	Quarterly Anniversary	195,000	—	—	—	195,000	190,000	—	159,710 (I)	—
1/1/29	Anniversary	180,000	—	—	—	180,000	190,000	—	144,710	—
11/30/29	SecurePay WD	175,000	—	9,500 (J)	—	165,500	190,000	8,597 (K)	139,710 (L)	—
1/1/30	SecurePay WD	165,000		9,500 (M)	—	155,500	190,000	8,623	138,307	—
3/31/30	Excess Withdrawal	158,000	—	16,000 (N)	2,130 (O)	142,000	182,184	16,196 (P)	—	—
7/1/30	Owner Death	125,000 (Q)	—	—	1,875 (R)	125,000	182,184	1,874	—	159,710 (S)

(A)
For purposes of the example, the anniversary values have been retrospectively calculated from the date of death of 7/1/2030. If an alternative date of death was assumed, the quarterly anniversary values may differ.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
A Purchase Payment of  $80,000 is made on 5/15/2026 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(E)
$210,000 = $130,000 + $80,000.

(F)
A withdrawal of  $25,000 is made. This withdrawal is made before the SecurePay Pro rider’s Benefit Election Date.

(G)
$183,000 = $208,000 − $25,000.

(H)
The Adjusted Withdrawal Amount is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000, the adjusted withdrawal amount is $21,635 is equal to $25,000 / $208,000 x $180,000.

(I)
Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Quarterly Anniversary Value is $159,710. The Quarterly Anniversary Value of  $159,710 is equal to $195,000 − $8,597 − $8,623 − $16,196 − $1,874. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

(J)
The SecurePay Pro Benefit Election Date is set on 11/30/2029, and the first SecurePay Pro Withdrawal of  $9,500 is taken. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(K)
The Adjusted Withdrawal Amount is $8,597. Assuming the death benefit at the time of withdrawal is $158,365, the adjusted withdrawal amount is $8,597 is equal to $9,500 / $175,000 x $158,365.

(L)
Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Quarterly Anniversary Value is $139,710. The Quarterly Anniversary Value of  $139,710 is equal to $175,000 − $8,597 − $8,623 − $16,196 − $1,874.

(M)
A withdrawal of  $9,500 is made on 1/1/2030. This amount is equal to the Annual Withdrawal Amount for this Contract Year. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(N)
An Excess Withdrawal under the SecurePay Pro rider of  $16,000 is made on 3/31/2030.

(O)
An Advisory Fee of 1.5% of Contract Value is taken ($2,130).

(P)
The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $141,145, the adjusted withdrawal amount is $16,196 = $18,130 / $158,000 x $141,145.

(Q)
The owner dies on 7/1/2030 and the Contract Value at that time has declined to $125,000.

(R)
An Advisory Fee of 1.5% of Contract Value is taken ($1,875).

(S)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. The Quarterly Anniversary Value Death Benefit is $159,710. The Maximum Quarterly Value Death Benefit of  $159,710 is equal to the greatest of  $125,000 or $124,949 ($100,000 + $80,000 − $21,635 − $8,597 − $8,623 − $16,196 − $1,874) or $159,710, respectively.

Example of Death Benefit Calculation — Maximum Daily Value Death Benefit When Owning the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Maximum Daily Value Death Benefit at the time of Contract purchase

•
Purchased the SecurePay Pro Rider

•
Elected Single Life Coverage under the SecurePay Pro Rider

•
Set the Benefit Election Date on 11/30/2029 and began taking SecurePay Withdrawals, client is age 65

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Highest Daily Contract Value Since Last Anniversary	Maximum Daily Value Adjusted for Future Transactions (A)	Maximum Daily Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (B)	N/A	—	100,000	100,000	—		100,000	—
1/1/26	Anniversary	120,000 (C)	—	—	—	120,000	120,000	—	136,500 (D)	159,575 (E)	—
5/15/26	Purchase Payment	130,000	80,000 (F)	—	—	210,000 (G)	210,000	—	—	—	—
1/1/27	Anniversary	202,000	—	—	—	202,000	210,000	—	203,000	146,075	—
4/1/27	Withdrawal	208,000	—	25,000 (H)	—	183,000 (I)	184,760	21,635 (J)	208,000	151,075	—
1/1/28	Anniversary	190,000	—	—	—	190,000	190,000	—	200,500	165,210	—
7/1/28	Daily Value	210,000	—	—	—	210,000	210,000	—	210,000	174,710 (K)	—
1/1/29	Anniversary	180,000	—	—	—	180,000	190,000	—	200,000	164,710	—
11/30/29	SecurePay WD	175,000	—	9,500 (L)	—	165,500	190,000	8,597 (M)	175,000	139,710 (N)	—
1/1/30	SecurePay WD	165,000		9,500 (O)	—	155,500	190,000	8,623	165,000	138,307	—
3/31/30	Excess Withdrawal	158,000	—	16,000 (P)	2,130 (Q)	142,000	182,184	16,196 (R)	—	—	—
7/1/30	Owner Death	125,000 (S)	—	—	1,875 (T)	125,000	182,184	1,874	—	—	174,710 (U)

(A)
For purposes of the example, the Maximum Daily Values have been retrospectively calculated from the date of death of 7/1/2030. If an alternative date of death was assumed, the maximum daily values may differ.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
Contract value on1/1/2026 is $120,000 and contract value on 1/1/2025 was $100,000. The highest daily contract value in between these two points is $136,500, which is used in the Maximum Daily Value Death Benefit calculation.

(E)
The highwatermark is $159,575 which becomes the daily value even though on the anniversary, the Contract Value was $120,000. The $159,575 equals $136,500 adjusted for transactions that happened between 5/15/2026 and the death of the owner.

(F)
A Purchase Payment of  $80,000 is made on 5/15/2026 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(G)
$210,000 = $130,000 + $80,000.

(H)
A withdrawal of  $25,000 is made. This withdrawal is made before the SecurePay Pro rider’s Benefit Election Date.

(I)
$183,000 = $208,000 − $25,000.

(J)
The Adjusted Withdrawal Amount is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000, the adjusted withdrawal amount is $21,635 is equal to $25,000 / $208,000 x $180,000.

(K)
Each Maximum Daily Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Maximum Daily Value is $174,710. The Maximum Daily Value of  $174,710 is equal to $210,000 − $8,597 − $8,623 − $16,196 − $1,874. Also, this value is the greatest anniversary value for the Maximum Daily Value calculation.

(L)
The SecurePay Pro Benefit Election Date is set on 11/30/2029, and the first SecurePay Pro Withdrawal of  $9,500 is taken. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(M)
The Adjusted Withdrawal Amount is $8,597. Assuming the death benefit at the time of withdrawal is $158,365, the adjusted withdrawal amount is $8,597 is equal to $9,500 / $175,000 x $158,365.

(N)
Each Maximum Daily Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Quarterly Anniversary Value is $139,710. The Maximum Daily Value of  $139,710 is equal to $175,000 − $8,597 − $8,623 − $16,196 − $1,874.

(O)
A withdrawal of  $9,500 is made on 1/1/2030. This amount is equal to the Annual Withdrawal Amount for this Contract Year. Since the Maximum Withdrawal Percentage is 5%, we have $9,500 = $190,000 x 5%.

(P)
An Excess Withdrawal under the SecurePay Pro rider of  $16,000 is made on 3/31/2030.

(Q)
An Advisory Fee of 1.5% of Contract Value is taken ($2,130).

(R)
The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $141,145, the adjusted withdrawal amount is $16,196 = $18,130 / $158,000 x $141,145.

(S)
The owner dies on 7/1/2030 and the Contract Value at that time has declined to $125,000.

(T)
An Advisory Fee of 1.5% of Contract Value is taken ($1,875).

(U)
The Maximum Daily Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. The Maximum Daily Value Death Benefit is $174,710. The Maximum Daily Value Death Benefit of  $174,710 is equal to the greatest of  $125,000 or $124,949 ($100,000 + $80,000 − $21,635 − $8,597 − $8,623 − $16,196 − $1,874) or $174,710, respectively.

Example of Death Benefit Calculation — Contract Value Death Benefit Without the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2020)

•
Selected Contract Value Death Benefit at the time of Contract purchase

•
Owner passed away on 7/1/2025

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Contract Value Death Benefit
1/1/20	Contract Issue	N/A	100,000 (A)	N/A	—	100,000	—	100,000
1/1/21	Anniversary	120,000 (B)		—	—	120,000	—	120,000
1/1/22	Anniversary	130,000	—	—	—	130,000	—	130,000
4/1/22	Withdrawal	125,000	—	25,000 (C)	—	100,000 (D)	25,000 (E)	100,000 (F)
1/1/24	Anniversary	103,000	—	—	—	103,000	—	103,000
10/1/24	Purchase Payment	85,000	80,000 (G)	—	—	165,000	—	165,000
11/30/24	Withdrawal	155,000	—	5,500 (H)	—	149,500	5,500 (I)	149,500
1/1/25	Anniversary	152,000	—	—	—	152,000	—	152,000
3/31/25	Withdrawal	160,000	—	16,000 (J)	2,160 (K)	144,000	18,160 (L)	144,000
7/1/25	Owner Death	135,000 (M)	—	—	2,025 (N)	135,000	2,025 (O)	135,000 (P)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
A withdrawal of  $25,000 is made.

(D)
$100,000 = $125,000 − $25,000.

(E)
The “Adjusted Withdrawal Amount” is used to adjust the Contract Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn, reduces Contract Value. Assuming the death benefit at the time of withdrawal is $125,000, the adjusted withdrawal amount is $25,000. The adjusted withdrawal amount of  $25,000 is equal to $25,000 / $125,000 x $125,000.

(F)
The Return of Contract Value Death Benefit is equal to the Contract Value, $100,000.

(G)
A Purchase Payment of  $80,000 is made on 10/1/2024.

(H)
A withdrawal of  $5,500 is made on 11/30/2024.

(I)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500. The adjusted withdrawal amount of  $5,500 equal to $5,500 / $155,000 x $155,000.

(J)
A withdrawal of  $16,000 is made on 3/31/2025.

(K)
An Advisory Fee of 1.5% of Contract Value is taken ($2,160).

(L)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $18,160. The adjusted withdrawal amount of  $18,160 equal to $18,160 / $160,000 x $160,000.

(M)
The Owner dies on 7/1/2025 and the Contract Value at that time has declined to $135,000.

(N)
An Advisory Fee of 1.5% of Contract Value is taken ($2,025).

(O)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $135,000, the adjusted withdrawal amount is $2,025. The adjusted withdrawal amount of  $2,025 equal to $2,025 / $135,000 x $135,000.

(P)
The Contract Value paid to the beneficiary is $135,000.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit Without the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2020)

•
Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•
Owner passed away on 7/1/2025

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/20	Contract Issue	N/A	100,000 (A)	N/A	—	100,000	—	100,000
1/1/21	Anniversary	120,000 (B)		—	—	120,000	—	120,000
1/1/22	Anniversary	130,000	—	—	—	130,000	—	130,000
4/1/22	Withdrawal	125,000	—	25,000 (C)	—	100,000 (D)	26,000 (E)	100,000 (F)
1/1/24	Anniversary	103,000	—	—	—	103,000	—	103,000
10/1/24	Purchase Payment	85,000	80,000 (G)	—	—	165,000	—	165,000
11/30/24	Withdrawal	155,000	—	5,500 (H)	—	149,500	5,465 (I)	149,500 (J)
1/1/25	Anniversary	152,000	—	—	—	152,000	—	152,000
3/31/25	Withdrawal	160,000	—	16,000 (K)	2,160 (L)	144,000	16,859 (M)	144,000
7/1/25	Owner Death	135,000 (N)	—	—	2,025 (O)	135,000	1,975 (P)	135,000 (Q)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
A withdrawal of  $25,000 is made.

(D)
$100,000 = $125,000 − $25,000.

(E)
The “Adjusted Withdrawal Amount” is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn, reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000. The adjusted withdrawal amount of  $26,000 is equal to $25,000 / $125,000 x $130,000.

(F)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. The Return of Purchase Payments Death Benefit is $100,000. The Return of Purchase Payments Death Benefit of  $100,000 is equal to the greater of  $100,000 or $74,000 ($100,000 − $26,000), respectively.

(G)
A Purchase Payment of  $80,000 is made on 10/1/2024.

(H)
A withdrawal of  $5,500 is made on 11/30/2024.

(I)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,000, the adjusted withdrawal amount is $5,465. The adjusted withdrawal amount of  $5,465 equal to $5,500 / $155,000 x $154,000.

(J)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. The Return of Purchase Payments Death Benefit is $149,500. The Return of Purchase Payments Death Benefit of  $149,500 is equal to the greater of  $149,500 or $148,535 ($100,000 + $80,000 − $26,000 − $5,465), respectively.

(K)
A withdrawal of  $16,000 is made on 3/31/2025.

(L)
An Advisory Fee of 1.5% of Contract Value is taken ($2,160).

(M)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $131,677, the adjusted withdrawal amount is $16,859. The adjusted withdrawal amount of  $16,859 equal to $18,160 / $160,000 x $131,677.

(N)
The Owner dies on 7/1/2025 and the Contract Value at that time has declined to $135,000.

(O)
An Advisory Fee of 1.5% of Contract Value is taken ($2,025).

(P)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $129,702, the adjusted withdrawal amount is $1,975. The adjusted withdrawal amount of  $1,975 equal to $2,025 / $135,000 x $129,702.

(Q)
The actual Return of Purchase Payments Death Benefit is the greater of the Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. The Return of Purchase Payments Death Benefit is $135,000. The Return of Purchase Payments Death Benefit of  $135,000 is equal to the greater of $135,000 or $129,702 ($100,000 + $80,000 − $26,000 − $5,465 − $16,859 − $1,975), respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit Without the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Maximum Anniversary Value Death Benefit at the time of Contract purchase

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Adjusted Withdrawal Amount	Anniversary Value (A)	Maximum Anniversary Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (B)	N/A	—	100,000	—	100,000	—
1/1/26	Anniversary	120,000 (C)		—	—	120,000	—	154,755	—
1/1/27	Anniversary	130,000	—	—	—	130,000	—	164,755 (D)	—
4/1/27	Withdrawal	125,000	—	25,000 (E)	—	100,000 (F)	20,000 (G)	—	—
7/1/28	Quarterly Anniversary	105,000	—	—	—	105,000	—	—	—
1/1/29	Anniversary	103,000	—	—	—	103,000	—	157,755	—
10/1/29	Purchase Payment	85,000	80,000 (H)	—	—	165,000	—	—	—
11/30/29	Withdrawal	155,000	—	5,500 (I)	—	149,500	5,677 (J)	—	—
1/1/30	Anniversary	152,000	—	—	—	152,000	—	132,432 (K)	—
3/31/30	Withdrawal	160,000	—	16,000 (L)	2,160 (M)	144,000	17,516 (N)	—	—
7/1/30	Owner Death	135,000 (O)	—	—	2,025 (P)	135,000	2,052 (Q)	—	164,755 (R)

(A)
For purposes of the example, the anniversary values have been retrospectively calculated from the date of death of 7/1/2030. If an alternative date of death was assumed, the anniversary values may differ.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. The Anniversary Value is $164,755. The Anniversary Value of  $164,755 is equal to $130,000 + $80,000 − $20,000 − $5,677 − $17,516 − $2,052. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(E)
A withdrawal of  $25,000 is made.

(F)
$100,000 = $125,000 − $25,000.

(G)
The “Adjusted Withdrawal Amount” is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn, reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000. The adjusted withdrawal amount of  $20,000 is equal to $25,000 / $125,000 x $100,000.

(H)
A Purchase Payment of  $80,000 is made on 10/1/2029.

(I)
A withdrawal of  $5,500 is made on 11/30/2029.

(J)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,677. The adjusted withdrawal amount of  $5,677 equal to $5,500 / $155,000 x $160,000.

(K)
Each Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Anniversary Value is $132,432. The Anniversary Value of  $132,432 is equal to $152,000 − $17,516.

(L)
A withdrawal of  $16,000 is made on 3/31/2030.

(M)
An Advisory Fee of 1.5% of Contract Value is taken ($2,160).

(N)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $136,807, the adjusted withdrawal amount is $17,516. The adjusted withdrawal amount of  $17,516 equal to $18,160 / $160,000 x $136,807.

(O)
The Owner dies on 7/1/2030 and the Contract Value at that time has declined to $135,000.

(P)
An Advisory Fee of 1.5% of Contract Value is taken ($2,025).

(Q)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $134,755, the adjusted withdrawal amount is $2,052. The adjusted withdrawal amount of  $2,052 equal to $2,025 / $135,000 x $134,755.

(R)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. The Maximum Anniversary Value Death Benefit is $164,755. The Maximum Anniversary Value Death Benefit of  $164,755 is equal to the greatest of  $135,000 or $136,807 ($100,000 + $80,000 − $20,000 − $5,677 − $17,516 − $2,052) or $164,755, respectively.

Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit Without the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Maximum Quarterly Value Death Benefit at the time of Contract purchase

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Adjusted Withdrawal Amount	Quarterly Anniversary Value (A)	Maximum Quarterly Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (B)	N/A	—	100,000	—	100,000	—
1/1/26	Anniversary	120,000 (C)		—	—	120,000	—	154,755	—
1/1/27	Anniversary	130,000	—	—	—	130,000	—	164,755	—
4/1/27	Withdrawal	125,000	—	25,000 (D)	—	100,000 (E)	20,000 (F)	159,755	—
7/1/28	Quarterly Anniversary	105,000	—	—	—	105,000	—	159,755 (G)	—
1/1/29	Anniversary	103,000	—	—	—	103,000	—	157,755	—
10/1/29	Purchase Payment	85,000	80,000 (H)	—	—	165,000	—	—	—
11/30/29	Withdrawal	155,000	—	5,500 (I)	—	149,500	5,677 (J)	—	—
1/1/30	Anniversary	152,000	—	—	—	152,000	—	132,432 (K)	—
3/31/30	Withdrawal	160,000	—	16,000 (L)	2,160 (M)	144,000	17,516 (N)	—	—
7/1/30	Owner Death	135,000 (O)	—	—	2,025 (P)	135,000	2,052 (Q)	—	164,755 (R)

(A)
For purposes of the example, the quarterly anniversary values have been retrospectively calculated from the date of death of 7/1/2030. If an alternative date of death was assumed, the quarterly anniversary values may differ.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
A withdrawal of  $25,000 is made.

(E)
$100,000 = $125,000 − $25,000.

(F)
The “Adjusted Withdrawal Amount” is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn, reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000. The adjusted withdrawal amount of  $20,000 is equal to $25,000 / $125,000 x $100,000.

(G)
Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Quarterly Anniversary Value is $159,755. The Quarterly Anniversary Value of  $159,755 is equal to $105,000 + $80,000 − $5,677 − $17,516 − $2,052. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

(H)
A Purchase Payment of  $80,000 is made on 10/1/2029.

(I)
A withdrawal of  $5,500 is made on 11/30/2029.

(J)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,677. The adjusted withdrawal amount of  $5,677 equal to $5,500 / $155,000 x $160,000.

(K)
Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Quarterly Anniversary Value is $132,432. The Anniversary Value of  $132,432 is equal to $152,000 − $17,516.

(L)
A withdrawal of  $16,000 is made on 3/31/2030.

(M)
An Advisory Fee of 1.5% of Contract Value is taken ($2,160).

(N)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $136,807, the adjusted withdrawal amount is $17,516. The adjusted withdrawal amount of  $17,516 equal to $18,160 / $160,000 x $136,807.

(O)
The Owner dies on 7/1/2030 and the Contract Value at that time has declined to $135,000.

(P)
An Advisory Fee of 1.5% of Contract Value is taken ($2,025).

(Q)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $134,755, the adjusted withdrawal amount is $2,052. The adjusted withdrawal amount of  $2,052 equal to $2,025 / $135,000 x $134,755.

(R)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. The Maximum Quarterly Value Death Benefit is $164,755. The Maximum Quarterly Value Death Benefit of  $164,755 is equal to the greatest of  $135,000 or $136,807 ($100,000 + $80,000 − $20,000 − $5,677 − $17,516 − $2,052) or $164,755, respectively.

Example of Death Benefit Calculation — Maximum Daily Value Death Benefit Without the SecurePay Pro Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2025)

•
Selected Maximum Dailly Value Death Benefit at the time of Contract purchase

•
Owner passed away on 7/1/2030

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Advisory Fee	Hypothetical Contract Value	Adjusted Withdrawal Amount	Highest Daily Contract Value Since Last Anniversary	Maximum Daily Value Adjusted for Future Transactions (A)	Maximum Daily Value Death Benefit
1/1/25	Contract Issue	N/A	100,000 (B)	N/A	—	100,000	—		100,000
1/1/26	Anniversary	120,000 (C)		—	—	120,000	—	136,500 (D)	154,755 (E)
1/1/27	Anniversary	130,000	—	—	—	130,000	—	135,000	164,755
4/1/27	Withdrawal	125,000	—	25,000 (F)	—	100,000 (G)	20,000 (H)	125,000	159,755
7/1/28	Daily Value	145,000	—	—	—	145,000	—	145,000	199,755 (I)
1/1/29	Anniversary	103,000	—	—	—	103,000	—	118,000	157,755
10/1/29	Purchase Payment	85,000	80,000 (J)	—	—	165,000	—	—	—
11/30/29	Withdrawal	155,000	—	5,500 (K)	—	149,500	5,677 (L)	—	—
1/1/30	Anniversary	152,000	—	—	—	152,000	—	153,500	132,432 (M)
3/31/30	Withdrawal	160,000	—	16,000 (N)	2,160 (O)	144,000	17,516 (P)	—	—
7/1/30	Owner Death	135,000 (Q)	—	—	2,025 (R)	135,000	2,052 (S)	—	—	199,755 (T)

(A)
For purposes of the example, the maximum daily values have been retrospectively calculated from the date of death of 7/1/2030. If an alternative date of death was assumed, the maximum daily values may differ.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
Contract value on 1/1/2026 is $120,000 and contract value on 1/1/2025 was $100,000. The highest daily contract value in between these two points is $136,500, which is used in the Maximum Daily Value Death Benefit calculation.

(E)
The highwatermark is $154,755 which becomes the daily value even though on the anniversary, the Contract Value was $120,000. The $154,755 equals $136,500 adjusted for transactions that happened between 1/1/2026 and the death of the owner.

(F)
A withdrawal of  $25,000 is made.

(G)
$100,000 = $125,000 − $25,000.

(H)
The “Adjusted Withdrawal Amount” is used to adjust the Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn, reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000. The adjusted withdrawal amount of  $20,000 is equal to $25,000 / $125,000 x $100,000.

(I)
Each Maximum Daily Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Maximum Daily Anniversary Value is $199,755. The Maximum Daily Value of  $199,755 is equal to $145,000 + $80,000 − $5,677 − $17,516 − $2,052. Also, this value is the greatest anniversary value for the Maximum Daily Value calculation.

(J)
A Purchase Payment of  $80,000 is made on 10/1/2029.

(K)
A withdrawal of  $5,500 is made on 11/30/2029.

(L)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,677. The adjusted withdrawal amount of  $5,677 equal to $5,500 / $155,000 x $160,000.

(M)
Each Maximum Daily Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. The Maximum Daily Value is $132,432. The Maximum Daily Value of  $132,432 is equal to $152,000 − $17,516 − $2,052.

(N)
A withdrawal of  $16,000 is made on 3/31/2030.

(O)
An Advisory Fee of 1.5% of Contract Value is taken ($2,160).

(P)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $136,807, the adjusted withdrawal amount is $17,516. The adjusted withdrawal amount of  $17,516 equal to $18,160 / $160,000 x $136,807.

(Q)
The Owner dies on 7/1/2030 and the Contract Value at that time has declined to $135,000.

(R)
An Advisory Fee of 1.5% of Contract Value is taken ($2,025).

(S)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $134,755, the adjusted withdrawal amount is $2,052. The adjusted withdrawal amount of  $2,052 equal to $2,025 / $135,000 x $134,755.

(T)
The Maximum Daily Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest daily value attained. The Maximum Daily Value Death Benefit is $199,755. The Maximum Daily Value Death Benefit of  $199,755 is equal to the greatest of  $135,000 or $136,807 ($100,000 + $80,000 − $20,000 − $5,677 − $17,516 − $2,052) or $199,755, respectively.

APPENDIX: VARIATIONS OF RIGHT TO CANCEL DEADLINES AFTER RECEIPT OF CONTRACT BY OWNER, BY STATE
VARIATIONS OF RIGHT TO CANCEL DEADLINES AFTER RECEIPT OF CONTRACT BY OWNER, BY STATE
STATE	Deadline for New Contract Purchase	Deadline Replacement Contract Purchase
AL	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AK	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AZ	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AZ – Senior (A)	within thirty (30) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AR	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
CA	within twenty (20) days for greater of return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
CA – Senior (B)	within thirty (30) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
CO	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
CT (C)	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
DE	within ten (10) days for a return of Contract Value	within twenty (20) days for a return of Contract Value
DC	within ten (10) days for a return of Contract Value	within ten (10) days for a return of Contract Value
FL	within thirty (30) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
GA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
HI	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
ID	within twenty (20) days for greater of return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
IL	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
IN	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
IA	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
KS	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
KY	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value

STATE	Deadline for New Contract Purchase	Deadline Replacement Contract Purchase
LA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
ME	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MD	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
MI	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
MN	within twenty (20) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MS	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MO	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
MT	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
NE	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
NV	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
NH	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
NJ	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
NM	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
NY	within ten (10) days for a return of Contract Value	within sixty (60) days for a return of Contract Value
NC	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
ND	within twenty (20) days for a return of Contract Value	within twenty (20) days for a return of Contract Value
OH	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
OK	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
OR	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value

STATE	Deadline for New Contract Purchase	Deadline Replacement Contract Purchase
PA	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
RI	within twenty (20) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
SC	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
SD	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
TN	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
TX	within twenty (20) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
UT	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
VT	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
VA	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
WA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
WV	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
WI	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
WY	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value

(A)
“Seniors” are defined as “any owner or annuitant 65 years old or older on contract issue date”

(B)
“Seniors” are defined as “any owner or annuitant 60 years old or older on contract issue date”

(C)
If the Annuity is cancelled before it is issued, the premium is returned

APPENDIX: EXPLANTION OF THE VARIABLE INCOME PAYMENT CALCULATION
The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Assuming an Annuity Value of  $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using a 5% assumed investment return, as shown below.
There are 5 annual payments scheduled. Assuming an investment return of 5%, the applied Annuity Value is then assumed to have a balance of  $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.
Date	Investment Return During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00
Assuming an investment return of 5%, a payment of  $23,097.48 is determined, but not paid, on the Annuity Date.
The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.
Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.
EXPLANATION OF THE COMMUTED VALUE CALCULATION
A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See “Annuity Options.”) If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed investment return of 5%, which will be equal to the values shown in the column titled “Annuity Value after Payment,” above.

APPENDIX: EXAMPLE OF SECUREPAY LIFE RIDERS
EXAMPLE OF SECUREPAY RIDER
The purpose of the following example is to demonstrate the operation of the SecurePay rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example reflects the deduction of fees and charges, including the advisory fee.
Assumptions:
•
Joe, 60 years old on the Issue Date

•
Purchased the SecurePay Rider at time of Contract Purchase

•
Elected Single Life Coverage

•
Began making SecurePay Withdrawals 11 years after the Rider Issue Date

•
Joe is 71 on the Contract Anniversary when he began taking withdrawals and his SecurePay withdrawal percentage is 5.25%

Contract Year	End of Year Attained Age	Maximum Allowed Withdrawal Percentage	Purchase Payments	Actual Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Advisory Fee	Hypothetical Contract Value	End of Year Benefit Base
At issue	60		100,000	N/A	—	—	—	—	100,000	100,000 (A)
1	61	3.50%	50,000 (B)	—	—	—	—	—	153,975	153,975
2	62	3.50%	—	—	—	—	—	—	161,676	161,676
3	63	3.50%	—	—	—	—	—	—	160,300	161,676
4	64	3.50%	—	—	—	—	—	—	176,543	176,543
5	65	4.00%	—	—	—	—	—	—	185,796	185,796
6	66	4.10%	—	—	—	—	—	—	192,345	192,345
7	67	4.20%	—	—	—	—	—	—	232,976	232,976
8	68	4.30%	—	10,000 (C)	—	—	—	—	228,630	228,630 (D)
9	69	4.40%	—	—	—	—	—	—	249,675	249,675
10	70	4.50%	—	—	—	—	—	—	265,498	265,498
11	71 (E)	4.55%	—	12,080	12,080 (E)	—	—	—	256,438	265,498
12	72	4.60%	—	12,080	12,080 (E)	—	—	—	245,854	265,498
13	73	4.65%	—	12,080	12,080 (E)	—	—	—	243,965	265,498
14	74	4.70%	—	5,000	12,080 (F)	7,080 (F)	—	—	240,951	265,498
15	75	4.75%	—	12,080	12,080 (G)	—	—	—	236,710	265,498
16	76	4.80%	—	12,080	12,080 (G)	—	—	—	227,843	265,498
17	77	4.75%	—	12,080	12,080 (G)	—	—	3,418 (H)	201,496	265,498 (H)
18	78	4.90%	—	50,000	12,080 (I)	—	37,920 (I)	3,022 (J)	161,985	212,347 (K)

(A)
The initial Benefit Base is equal to the initial Purchase Payment of  $100,000.

(B)
The $50,000 Purchase Payment is added to the current Benefit Base of  $100,000 (no Purchase Payments are allowed beyond the second Contract Anniversary since the SecurePay Pro rider was purchased). The new Benefit Base is $150,000.

(C)
The Benefit Base is reduced due to the $10,000 withdrawal in the same proportion that the withdrawal reduces the Contract Value. The Benefit Base is reduced by 4.2%. The 4.2% reduction is determined by dividing the withdrawal amount ($10,000) by the Contract Value prior to the withdrawal ($238,630). After the withdrawal, the reduced Benefit Base equals $223,213, which is the prior Benefit Base of  $232,976 reduced by 4.2%.

(D)
The recalculated Benefit Base is equal to $228,630. The recalculated Benefit Base is equal to the greatest of: (a) the reduced Benefit Base of  $223,213 or (b) the Contract Value on the Contract Anniversary of  $228,630

(E)
For the next three years, Joe takes the full Annual Withdrawal Amount of  $13,939. The full Annual Withdrawal Amount of  $13,939 is determined by multiplying the Benefit Base ($265,498) by the Maximum Allowed Withdrawal Percentage (5.25%).

(F)
In year 14, Joe only takes $5,000 of the available $13,939. The remaining $8,939 is not carried over to the next year.

(G)
For years 15-17, Joe takes the full Annual Withdrawal Amount of  $13,939, which equals the Benefit Base ($265,498) by the Maximum Allowed Withdrawal Percentage (5.25%).

(H)
An Advisory Fee of 1.5% of Contract Value is taken ($3,418). The Benefit Base is not reduced.

(I)
In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $13,939, the remaining portion of his withdrawal ($36,061) is considered an Excess Withdrawal.

(J)
An Advisory Fee of 1.5% of Contract Value is taken ($3,022). The Benefit Base is not reduced due the advisory fee.

(K)
At the time of the Excess Withdrawal, the Benefit Base is reduced because the Contract Value minus the non-excess part of the withdrawal ($201,496 – $13,939 = $187,557) is less than the Benefit Base ($265,498). The Benefit Base is reduced in the same proportion that the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal: 19.2% = ($50,000 – $13,939)/($201,496 – $13,939). After the Excess Withdrawal, the reduced Benefit Base equals $214,451, which is the prior Benefit Base of  $265,498 reduced by 19.2%.

APPENDIX: SUPERCEDED RATE SHEET PROSPECTUS SUPPLEMENT INFORMATION
For Contract Applications signed (or purchases under the RightTime option) on or after July 11, 2023 but before October 7, 2024:
MAXIMUM WITHDRAWAL PERCENTAGE
Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit Base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
60	5.00%	4.50%
61	5.00%	4.50%
62	5.00%	4.50%
63	5.00%	4.50%
64	5.00%	4.50%
65	5.50%	5.00%
66	5.60%	5.10%
67	5.70%	5.20%
68	5.80%	5.30%
69	5.90%	5.40%
70	6.00%	5.50%
71	6.05%	5.55%
72	6.10%	5.60%
73	6.15%	5.65%
74	6.20%	5.70%
75	6.25%	5.75%
76	6.30%	5.80%
77	6.35%	5.85%
78	6.40%	5.90%
79	6.45%	5.95%
80	6.50%	6.00%
81	6.50%	6.00%
82	6.50%	6.00%
83	6.50%	6.00%
84	6.50%	6.00%
85	6.50%	6.00%
86	6.50%	6.00%
87	6.50%	6.00%

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit Base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
88	6.50%	6.00%
89	6.50%	6.00%
90	6.50%	6.00%
91	6.50%	6.00%
92	6.50%	6.00%
93	6.50%	6.00%
94	6.50%	6.00%
95+	6.50%	6.00%
For Contract Applications signed (or purchases under a RightTime option) before July 10, 2023:
MAXIMUM WITHDRAWAL PERCENTAGE
Age of (Younger) Covered Person on the Benefit Election Date	Withdrawal Percentage - (One Covered Person)	Withdrawal Percentage - (Two Covered Persons)
At least 60 but less than 65 years old	3.50%	3.00%
65	4.00%	3.50%
66	4.10%	3.60%
67	4.20%	3.70%
68	4.30%	3.80%
69	4.40%	3.90%
70	4.50%	4.00%
71	4.55%	4.05%
72	4.60%	4.10%
73	4.65%	4.15%
74	4.70%	4.20%
75	4.75%	4.25%
76	4.80%	4.30%
77	4.85%	4.35%
78	4.90%	4.40%
79	4.95%	4.45%
80	5.00%	4.50%

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the Protective Variable Annuity Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000220300

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information ("SAI") contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company (the "Company"). This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. Those prospectuses provide detailed information concerning the Contract and the variable investment options that fund the Contract. Each variable investment option is a subaccount of the Company's Protective Variable Annuity Separate Account. Definitions of special terms used in the SAI are found in the Prospectus for the Contract. The Prospectus for the Contract is dated May 1, 2025. You may obtain a copy of the Prospectus by writing us at P.O. Box 10648, Birmingham, Alabama 35202-0648 or calling us toll free at 1-800-456-6330.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2025.

STATEMENT OF ADDITIONAL INFORMATION

Page
THE COMPANY	1
SAFEKEEPING OF ACCOUNT ASSETS	1
RECORDS AND REPORTS	1
EXPERTS	1
FINANCIAL STATEMENTS	2

THE COMPANY

We are Protective Life Insurance Company (the "Company", "we," "our," "us" and "Protective Life"), a Nebraska corporation. Following its receipt of an Order Approving Redomestication on December 20, 2024, Protective Life redomesticated from Tennessee to Nebraska, and became an insurance company domiciled in the State of Nebraska as of December 31, 2024. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. No other company has any legal responsibility to pay amounts that the Company owes under the Contracts. The Company is solely responsible for paying all amounts owed to you under the Contract.

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's general account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $50 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

EXPERTS

The financial statements of the subaccounts that comprise Protective Variable Annuity Separate Account as of December 31, 2024, and for each of the years or periods presented, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The statutory financial statements of Protective Life Insurance Company as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2024 statutory financial statements includes explanatory language that states that the financial statements are prepared by Protective Life Insurance Company using statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance.

The audit report covering the December 31, 2024 statutory financial statements contains an emphasis of matter paragraph stating that the Company was re-domesticated from Tennessee to Nebraska effective December 20, 2024. Accordingly, the audit report states the opinions are not modified with respect to this matter.

The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

1

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts that comprise Protective Variable Annuity Separate Account as of December 31, 2024, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-08108, filed with the SEC on April 16, 2025.

The audited statutory statements of admitted assets, liabilities, and capital and surplus of Protective Life Insurance Company as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024 as well as the Independent Auditors' Report are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-08108, filed with the SEC on April 7, 2025. Protective Life's audited statutory financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

2

PART C

OTHER INFORMATION

Item 27. Exhibits.

(a) Board of Directors Resolution

(a) (1) Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Variable Annuity Separate Account is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-233415), filed with the Commission on August 22, 2019.

(b) Custodian Agreements - Not Applicable

(c) Underwriting Contracts

(c) (1) Distribution Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Variable Annuity Separate Account is incorporated herein by reference to the Form N-4 Registration Statement, (File No. 333-233415), filed with the Commission on August 22, 2019.

(c) (2) Distribution Agreement between Investment Distributors, Inc. and broker-dealers is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-233415), filed with the Commission on August 22, 2019.

(c) (3) Distribution Agreement between IDI and PLICO is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(c) (3) (i) Second Amended Distribution Agreement dated October 24, 2013 (PLICO-IDI) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

(c) (3) (ii) Revised Second Amended Distribution Agreement dated June 1, 2018 (PLICO-IDI) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on July 20, 2018.

(c) (3) (iii) First Amendment to the Revised Second Amended Distribution Agreement between IDI and PLICO is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on July 27, 2020.

(c) (3) (iv) Revised Schedule to Second Amended Distribution Agreement between IDI and PLICO is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on November 25, 2020.

(d) Contracts

(d) (1) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(d) (2) Contract Schedule for Individual Contracts is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(d) (3) Guaranteed Account Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(d) (4) Revised Nursing Home Endorsement is incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 19, 2013.

(d) (5) SecurePay Rider is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(d) (6) Qualified Retirement Plan Endorsement, is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on August 24, 2020.

(d) (7) Roth IRA Endorsement, is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on August 24, 2020.

(d) (8) Traditional IRA Endorsement, is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on August 24, 2020.

(d) (9) Return of Purchase Payments Death Benefit Rider with Advisory Fee is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(d) (10) Annuitization Bonus Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(d) (11) Maximum Anniversary Value Death Benefit Rider is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(d) (12) Maximum Quarterly Value Death Benefit Rider is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(d) (13) Nursing Home Endorsement for the Protected Lifetime Income is incorporated herein by reference to Post-Effective Amendment No. 11. to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on July 19, 2024.

(d) (14) Maximum Daily Value Death Benefit Rider is incorporated herein by reference to Post-Effective Amendment No. 11. to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on July 19, 2024.

(e) Applications

(e) (1) Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2020.

(f) Depositor's Certification of Incorporation and By-Laws

(f) (1) 2011 Amended and Restated Charter of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(f) (1) (i) 2020 Amended and Restated Charter of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(f) (2) 2011 Amended and Restated By-laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(f) (2) (i) 2020 Amended and Restated By-laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(g) Reinsurance Contracts - Not Applicable

(h) Participation Agreements

(h) (1) Participation Agreement dated April 30, 2002 (Lord Abbett Series Fund) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(h) (1) (i) Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (1) (ii) Amendment dated April 28, 2022 (Lord Abbett Series Fund) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed July 5, 2022.

(h) (2) Participation Agreement dated December 19, 2003 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(h) (2) (i) Rule 22c-2 Shareholder Information Agreement dated April 11, 2007 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (2) (ii) Amendment dated April 12, 2011 to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(h) (2) (iii) Amendment dated December 22, 2020 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (2) (iv) Amendment dated April 12, 2021 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (2) (v) Amendment dated March 24, 2022 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (2) (vi)  Amendment dated December 15, 2022 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (2) (vii) Amendment dated April 23, 2024 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on July 19, 2024.

(h) (3) Participation Agreement dated April 11, 2007 (Fidelity Variable Insurance Products) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (3) (i) Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (3) (ii) Amendment dated October 15, 2020 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (3) (iii) Amendment dated October 11, 2021 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on November 30, 2021.

(h) (3) (iv) Amendment dated March 10, 2022 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (3) (v) Amendment dated December 15, 2022 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (4) Participation Agreement dated February 1, 2015 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-190294), as filed with the Commission on April 28, 2021.

(h) (4) (i) Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (4) (ii) Participation Agreement dated November 30, 2020 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(h) (4) (iii) Addendum dated November 30, 2020 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(h) (4) (iv) Amendment dated March 31, 2021 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (4) (v) Amendment dated April 1, 2022 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed July 5, 2022.

(h) (4) (vi) Amendment dated November 1, 2022 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (5) Participation Agreement dated October 15, 2017 (DFA Investment Dimensions Group Inc.) is incorporated herein by reference to Post-Effective Amendment No. 28 to the Form N-6 Registration Statement (File No. 333-52215), filed with the Commission on November 27, 2017.

(h) (5) (i) Amendment dated August 20, 2020 to Participation Agreement (DFA Investment Dimensions Group) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on August 24, 2020.

(h) (5) (ii) Amendment dated May 1, 2022 to Participation Agreement (DFA Investment Dimensions Group) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-6 Registration Statement (File No. 333-232740), filed with the Commission on August 8, 2022.

(h) (6) Participation Agreement dated November 1, 2009 (Legg Mason) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (6) (i) Amendment dated April 11, 2014 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (6) (ii) Amendment dated September 10, 2019 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (6) (iii) Amendment dated August 11, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (6) (iv) Amendment dated November 30, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (6) (v) Amendment dated April 7, 2021 to Participation Agreement (Legg Mason) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (6) (vi) Amendment dated October 26, 2022 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on December 15, 2022.

(h) (7) Participation Agreement dated November 1, 2009 (PIMCO Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (7) (i) Novation of and Amendment dated April 25, 2011 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (7) (ii) Amendment dated April 25, 2011 to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (7) (iii) Amendment dated September 1, 2020 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (7) (iv) Amendment dated April 2, 2021 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (7) (v) Amendment dated August 9, 2022 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on September 9, 2022.

(h) (8) Participation Agreement dated November 1, 2009 (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (8) (i) Rule 22c-2 Information Sharing Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (8) (ii) Amendment dated November 30, 2020 to Participation Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(h) (8) (iii)  Amendment dated August 10, 2022 to Participation Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on April 20, 2023.

(h) (9) Participation Agreement dated February 1, 2015 (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (9) (i) Rule 22c-2 Agreement (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-179649), as filed with the Commission on August 24, 2016.

(h) (9) (ii)  Amendment dated March 22, 2022 to Participation Agreement (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed with the Commission on July 5, 2022.

(h) (10) Participation Agreement dated June 18, 2015 (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (10) (i) Rule 22c-2 Shareholder Information Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

(h) (10) (ii) Amendment dated October 1, 2019 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (10) (iii) Amendment dated November 25, 2020 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (10) (iv) Amendment dated March 22, 2021 to Participation Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240192), filed with the Commission on April 16, 2021.

(h) (10) (v) Amendment dated April 29, 2022 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed July 5, 2022.

(h) (10) (vi) Amendment dated August 1, 2022 to Participation Agreement (American Funds) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on September 9, 2022.

(h) (11) Participation Agreement dated May 1, 2016 (Clayton Street Funds) is incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (11) (i) Rule 22c-2 Agreement (Clayton Street Funds) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2016.

(h) (11) (ii) Amendment dated September 1, 2020 to Participation Agreement (Clayton Street Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (11) (iii) Amendment dated December 10, 2020 (Clayton Street Funds) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on November 30, 2021.

(h) (11) (iv) Amendment dated March 10, 2022 (Clayton Street Funds) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (12) Participation Agreement dated November 23, 2020 (Vanguard Variable Insurance Fund) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 28, 2021.

(h) (12) (i) Revised Schedule A dated April 30, 2021 to Participation Agreement (Vanguard Variable Insurance Fund) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 28, 2021.

(h) (12) (ii) Revised Schedule A dated October 13, 2022 to Participation Agreement (Vanguard Variable Insurance Fund) is incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form N-6 Registration Statement (File No. 333-232740), filed with the Commission on April 25, 2023.

(h) (13) Participation Agreement dated December 16, 2020 (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (13) (i) Amendment dated March 15, 2021 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (13) (ii) Amendment dated January 1, 2023 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (13) (iii)  Amendment dated April 1, 2024 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 15, 2024.

(h) (14) Participation Agreement dated December 1, 2020 (BlackRock) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (14) (i) Amendment dated May 1, 2021 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (14) (ii)  Amendment dated April 1, 2022 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (14) (iii)Amendment dated September 16, 2022 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (14) (iv) Amendment dated September 16, 2022 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (15) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (15) (i) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (15) (ii) Amendment dated November 23, 2021 (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (15) (iii) Amendment dated March 22, 2022 (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (15) (iv) Amendment dated December 30, 2022 to Participation Agreement (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (15) (v) Amendment dated December 30, 2022 to Participation Agreement (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (16) Participation Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (16) (i) Rule 22c-2 Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (16) (ii) Amendment dated May 3, 2021 to Participation Agreement (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on October 18, 2021.

(h) (17)  Participation Agreement dated May 1, 2018 (American Century Investment Services, Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (17) (i) Amendment dated November 10, 2020 (American Century Investment Services, Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (17) (ii) Amendment dated April 1, 2022 to Participation Agreement (American Century Investment Services, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (17) (iii) Amendment dated March 30, 2022 to Participation Agreement (American Century Investment Services, Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on July 5, 2022.

(h) (18)  Participation Agreement dated May 1, 2003 (Morgan Stanley - UIF) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(h) (18) (i)  Rule 22c-2 Shareholder Information Agreement (Morgan Stanley - UIF) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (18) (ii) Amendment dated March 11, 2022 to Participation Agreement (Morgan Stanley - UIF) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (18) (iii)  Amendment dated April 15, 2023 to Participation Agreement (Morgan Stanley - UIF) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on August 7, 2023.

(h) (19)  Participation Agreement dated December 3, 2020 (Janus Aspen Series) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (19) (i) Amendment dated October 11, 2021 to Participation Agreement (Janus Aspen Series) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (19) (ii) Amendment dated March 1, 2022 to Participation Agreement (Janus Aspen Series) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (19) (iii) Amendment dated October 1, 2022 to Participation Agreement (Janus Aspen Series) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (20) Participation Agreement dated May 1, 2012 (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-190294), as filed with the Commission on April 28, 2021.

(h) (20) (i) Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (20) (ii) Amendment dated October 1, 2020 to Participation Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (20) (iii) Amendment dated August 11, 2022 to Participation Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (21)  Participation Agreement dated May 1, 2023 (Lincoln Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 15, 2024.

(h) (21) (i) Amendment dated April 29, 2024 to Participation Agreement (Lincoln Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 15, 2024.

(i) Administrative Contracts - Not Applicable

(j) Other Material Contracts - Not Applicable

(k) Legal Opinion

(k) (1) Opinion and Consent of Brandon J. Cage, Esq. is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on April 20, 2023.

(l) Other Opinions

(l) (1)  Consents of KPMG LLP  – filed herein.

(m) Omitted Financial Statements - Not Applicable

(n) Initial Capital Agreements - Not  Applicable

(o) Form of Initial Summary Prospectuses is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on September 12, 2024.

(p) Powers of Attorney is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on February 14, 2025.

EX-101.SCH XBRL Taxonomy Extension Schema Document

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Chief Transformation and Strategy Officer
Bartlett, Malcolm Lee	Senior Vice President, Corporate Tax
Bern, Leigh Bynum	Senior Vice President, Chief Financial Actuary, and Appointed Actuary
Bielen, Richard J.	Chairman of the Board, Chief Executive Officer, President, and Director
Black, Lance P.	Executive Vice President, Acquisitions and Corporate Development
Byrd, Kenneth	Senior Vice President, Operations
Cramer, Steve	Senior Vice President, and Chief Product Officer
Creutzmann, Scott E.	Senior Vice President, and Chief Compliance Officer
Drew, Mark L.	Executive Vice President, and Chief Legal Officer
Evesque, Wendy L.	Executive Vice President, and Chief Human Resources Officer
Goldsmith, Lisa M.	Director
Hardeman, James C.	Senior Vice President, Financial Planning and Analysis
Harrison, Wade V.	Executive Vice President, Chief Operating Officer, and Director
Herring, Derry W	Senior Vice President, and Chief Auditor
Karchunas, M. Scott	Senior Vice President, and President, Asset Protection Division
Kohler, Matthew	Senior Vice President, and Chief Information Officer
Kolmin, Russell	Senior Vice President, and Chief Product Officer
Kurtz, Richard J.	Senior Vice President, and Chief Distribution Officer
Laeyendecker, Ronald	Senior Vice President, Executive Benefit Markets
Lassiter, Frank Q.	Vice President, Head of Treasury, and Treasurer
Lawrence, Mary Pat	Senior Vice President, Government Affairs
Lebel, Dominique	Senior Vice President, and Chief Risk Officer
Lee, Felicia M.	Secretary, Vice President, and Senior Counsel
McDonald, Laura Y.	Senior Vice President, and Chief Mortgage and Real Estate Officer
Passafiume, Philip E.	Executive Vice President, Chief Investment Officer, and Director
Peeler, Rachelle R.	Senior Vice President, and Senior Human Resources Partner
Pugh, Barbara N.	Senior Vice President, and Chief Accounting Officer
Ray, Webster M.	Senior Vice President, Investments
Seurkamp, Aaron C.	Senior Vice President, and President, Protection and Retirement Division
Wagner, James	Senior Vice President, and Chief Distribution Officer
Wahlheim, Cary T.	Senior Vice President, and Senior Counsel
Wells, Paul R.	Executive Vice President, Chief Financial Officer, and Director
Whitcomb, John	Senior Vice President, Retirement Operations and Strategic Planning
Williams, Doyle J.	Senior Vice President, and Chief Marketing Officer

* Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223

Item 29. Persons Controlled by or Under Common Control With the Depositor or the Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Holdings, Inc. Protective Life Corporation is described more fully in the prospectus included in this registration statement.

For more information regarding the company structure of Protective Life Corporation and Dai-ichi Life Holdings, Inc., please refer to the organizational chart incorporated herein by reference to the Form N-6 Registration Statement (File No. 333-284719), filed with the Commission on February 6, 2025.

Item 30. Indemnification

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, Protective NY Variable Life Separate Account, and Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account, Variable Annuity-1 Series Account of Great West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account, Variable Annuity-2 Series Account [New York], Variable Annuity-3 Series Account, COLI VUL-2 Series Account, COLI VUL-2 Series Account of Great West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great West Life & Annuity Insurance Company, Prestige Variable Life Account, Pinnacle Series Account of Great West Life & Annuity Insurance Company, Trillium Variable Annuity Account.

(b)  The following information is furnished with respect to the officers and directors of IDI:

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Carlson, Martha H.	Designated Responsible Licensed Producer	Vice President, National Sales Manager Annuity
Coffman, Benjamin P.	Senior Director Financial Reporting	Vice President, Financial Reporting
Collazo, Kimberly B.	Assistant Secretary	Vice President and Senior Counsel
Creutzmann, Scott E.	Director	Senior Vice President and Chief Compliance Officer
Lane, Jamie L.	Director	Vice President, Head of DX and Enterprise Shared Services
Lee, Felicia M.	Secretary	Secretary, Vice President, and Senior Counsel
McCreless, Kevin L.	Chief Compliance Officer	Senior Director Regulatory
Morsch, Letitia A.	Assistant Secretary, and Director	Vice President, Head of Retail Retirement Operations
Reed, Alisha D.	Director	Vice President, Head of Marketing Strategy
Richards, Megan P.	Assistant Secretary	Assistant Secretary
Tennent, Rayburn	Senior Analyst Financial Reporting	Senior Analyst Financial Reporting
Wagner, James	President and Director	Senior Vice President and Chief Distribution Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 32. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services.

All management contracts are discussed in the Prospectus or Statement of Additional Information.

Item 34. Fee Representation

Protective Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 22, 2025.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By: *
Richard J. Bielen, President
Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY

By: *
Richard J. Bielen, President
Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
*		Chairman of the Board, President,
Richard J. Bielen		Chief Executive Officer, and Director	*
(Principal Executive Officer)

*		Executive Vice President, Chief Operating Officer,	*
Wade V. Harrison		and Director

*		Executive Vice President, Chief Financial	*
Paul R. Wells		Officer, and Director (Principal Accounting and Financial Officer)

*BY:	/S/ BRANDON J. CAGE		April 22, 2025
Brandon J. Cage
Attorney-in-Fact

EXHIBIT INDEX

(l) (1)  Consents of KPMG LLP